ENSCO SAVINGS PLAN

               (As Revised and Restated Effective January 1, 1997)







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                                TABLE OF CONTENTS


Article I         DEFINITIONS................................................  3

Article II        ELIGIBILITY OF EMPLOYEES................................... 15

Article III       CONTRIBUTIONS.............................................. 17

Article IV        LIMITATIONS AND RESTRICTIONS
                  ON SALARY REDUCTION CONTRIBUTIONS.......................... 22

Article V         LIMITATIONS AND RESTRICTIONS ON
                  MATCHING CONTRIBUTIONS..................................... 30

Article VI        AGGREGATE LIMIT ON ACTUAL DEFERRAL
                  AND CONTRIBUTION PERCENTAGES............................... 35

Article VII       ALLOCATION OF CONTRIBUTIONS................................ 36

Article VIII      LIMITATION ON ALLOCATIONS.................................. 39

Article IX        ADJUSTMENT OF INDIVIDUAL ACCOUNTS.......................... 49

Article X         INDIVIDUAL ACCOUNTS........................................ 51

Article XI        RETIREMENT................................................. 51

Article XII       DEATH...................................................... 52

Article XIII      DISABILITY................................................. 53

Article XIV       TERMINATION BENEFITS....................................... 53

Article XV        DISTRIBUTIONS AND WITHDRAWALS.............................. 56

Article XVI       NOTICES.................................................... 70

Article XVII      AMENDMENT OR TERMINATION OF PLAN........................... 71

Article XVIII     COMMITTEE.................................................. 73

Article XIX       MISCELLANEOUS.............................................. 75

Article XX        ADOPTION BY AFFILIATED COMPANIES........................... 76

Article XXI       THE TRUSTEE................................................ 77

Article XXII      INVESTMENTS AND CONTRACTS.................................. 80

Article XXIII     TOP HEAVY PROVISIONS....................................... 84


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                               ENSCO SAVINGS PLAN

               (As Revised and Restated Effective January 1, 1997)


     THIS AGREEMENT, executed this 11th day of November, 1997, and effective the first day of January, 1997 unless specifically provided elsewhere in this Agreement, by ENSCO International Incorporated, having its principal office in Dallas, Texas (hereinafter referred to as the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company established the Energy Service Company, Inc. Profit Sharing Plan (the "Plan") effective May 15, 1991 in the form of a plan designed to constitute a profit sharing plan within the meaning of applicable sections of the Internal Revenue Code of 1986, as amended (the "Code"), including Section 401(k) thereof; and

     WHEREAS, the Plan was amended effective May 15, 1991 by resolution of the Board of Directors of the Company (the "Board") dated February 16, 1993 to change the name of the Plan to the "ENSCO Savings Plan"; and

     WHEREAS, the Company also maintained the ENSCO Profit Sharing Plan which was merged into the Plan effective July 1, 1991; and

     WHEREAS, the Company acquired Penrod Drilling Corporation ("Penrod") and the Penrod Thrift Plan maintained by Penrod was merged into the Plan effective December 31, 1993 and Penrod became a participating employer in the Plan effective as of January 1, 1994; and

     WHEREAS, the Plan was amended by Amendment No. II effective December 31, 1993 to provide (i) that all matching contributions by the Company to the Plan will be made in shares of common stock of the Company, (ii) that the vesting schedule used by the Plan shall be a six-year schedule pursuant to which a participant is 20% vested after two years of service and an additional 20% for each year thereafter, (iii) for the direct rollover rules of Section 401(a)(31) of the Code, (iv) for the new compensation limitation of Section 401(a)(17) of the Code, (v) for elimination of the requirement that a participant be employed on December 31 of a plan year to receive an allocation of a Company matching contribution made for that plan year and (vi) for such other administrative provisions as the officers of the Company deemed appropriate; and

     WHEREAS, the Company appointed T. Rowe Price Trust Company successor trustee of the Plan effective January 1, 1995; and


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        WHEREAS,  the Company acquired Dual Drilling Company ("Dual")  effective
June 12, 1996 and Dual Holding Company, a wholly-owned subsidiary of the Company, became the successor sponsor to Dual of the Dual Drilling Company Employees Tax Deferred/Thrift Savings Plan and Trust [the "Dual 401(k) Plan"]; and

        WHEREAS, the eligible employees of Dual became eligible to participate in the Plan effective July 1, 1996; and

        WHEREAS, the Board has approved the merger of the Dual 401(k) Plan into the Plan as soon as administratively practicable following the issuance by the National Office of the Internal Revenue Service of a compliance statement pursuant to the application filed by Dual Holding Company, as successor sponsor to Dual of the Dual 401(k) Plan, under the Voluntary Compliance Resolution program of the Internal Revenue Service; and

        WHEREAS, the Plan was amended by Amendment No. III effective July 1, 1996 by resolution of the Board to (i) provide all employees of Dual as of June 12, 1996 with credit for all service with Dual for purposes of the eligibility and vesting provisions of the Plan, (ii) permit participation in the Plan as of July 1, 1996 by all participants in the Dual 401(k) Plan as of June 30, 1996,
(iii) provide that any participant in the Dual 401(k) Plan as of June 30, 1996 shall be fully vested in his account balance in the Plan as of the date he has both attained age 55 and received credit under the Plan for at least five years of vesting service, (iv) eliminate the $500 minimum withdrawal requirement with respect to in-service withdrawals of pre-tax contributions to the Plan, and (v) provide for the same rules in the Plan as are presently contained in the Dual 401(k) Plan with respect to in-service withdrawals of amounts attributable to after-tax contributions which are to be transferred to the trust of the Plan pursuant to the merger of the Dual 401(k) Plan into the Plan; and

        WHEREAS,    the Plan was amended by Amendment No. IV effective  April 1,
1997 to change the "entry dates" for the Plan; and

        WHEREAS, the Company now desires to amend and restate the Plan effective January 1, 1997 except for certain provisions for which another effective date is subsequently provided otherwise in the terms of the Plan to (i) incorporate the prior amendments to the Plan, (ii) incorporate such other provisions as are necessary due to the merger of the Penrod Thrift Plan and the Dual 401(k) Plan into the Plan, (iii) clarify the definition of "annual compensation" used for nondiscrimination testing under Sections 401(k) and 401(m) of the Code, and (iv) bring the Plan into compliance with the Small Business Job Protection Act of 1996 and the Uniformed Services Employment and Reemployment Rights Act of 1994;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:






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                                    Article I

                                   DEFINITIONS

        Unless by the context hereof a different meaning is clearly indicated, whenever used in this Plan, the following words shall have the meanings hereinafter set forth:

     Sec. 1.1 Administrator for the purposes of ERISA means the Company; provided, that the Company, by action of its governing body, may designate another person or entity, including the Trustee, the Recordkeeper or a Committee, as Administrator of the Plan.

     Sec. 1.2 Affiliated Company means the Company and any other entity which is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses [as defined in Section 414(b) or (c) of the Code], any entity which along with the Company is included in an affiliated service group as defined in Section 414(m) of the Code, and any other entity which is required to be aggregated with the Company pursuant to Section 414(o) of the Code.

     Sec. 1.3 Allocation Date means each payroll period for Employees during the Year or such other date or dates as the Administrator may establish from time to time.

     Sec. 1.4 Alternate Payee means a person defined in Section 414(p)(8) of the Code who is entitled to benefits under the Plan pursuant to a Qualified Domestic Relations Order.

     Sec. 1.5 Annual Compensation means with respect to an Employee, the base salary or wages, including overtime pay and field bonuses paid to such Employee by an Employer which are includible in the Employee's gross income for the Year, plus amounts applied to purchase benefits pursuant to a salary reduction agreement under a cafeteria plan as defined in Section 125 of the Code sponsored by an Employer, amounts deferred pursuant to a salary reduction agreement authorized in Section 3.1, and amounts deferred pursuant to a salary reduction agreement under any other plan described in Sections 401(k) and 408(k) of the Code sponsored by an Employer, but excluding all other items of compensation. For any Year beginning after December 31, 1996, only $160,000 of Annual
Compensation shall be taken into account by the Plan with respect to any Participant [or, beginning January 1, 1998, such other amount as may be determined under Section 401(a)(17)(B) of the Code] (hereinafter referred to as the "Compensation Limitation").


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     Sec.  1.6  Beneficiary  means  any  person  or  fiduciary  designated  by a
Participant  or Former  Participant  in  accordance  with the terms  hereof  and
Section 401(a)(9) of the Code to receive benefits hereunder  following the death
of  such  Participant  or  Former  Participant.   Each  Participant  and  Former
Participant may, from time to time, select one or more Beneficiaries to receive benefits pursuant to Section 12.1 in the event of the death of such Participant or Former Participant. Such selection shall be made in writing by Notice to the Administrator. Unless the provisions of the Plan or a Qualified Domestic Relations Order provide otherwise, the last such selection filed with the Administrator shall control. If at the date of death the Participant or Former Participant is married, the Beneficiary shall be the surviving spouse unless the spouse has consented in writing to the designation of some other Beneficiary, which designation may not be changed without spousal consent unless the voluntary consent of the spouse (i) expressly permits designations by the Participant or Former Participant without any requirement of further consent by the spouse and (ii) acknowledges that the spouse has the right to limit the consent to a specific Beneficiary. Such written consent must acknowledge the effect of such selection and such consent must be witnessed by a Plan representative or a notary public. Spousal consent is not required if it is established to the satisfaction of the Plan representative that the consent may not be obtained (i) because the Participant or Former Participant has no spouse,
(ii) because the spouse cannot be located or (iii) because of such other circumstances as the Secretary of Treasury may by regulations prescribe. Any consent by a spouse (or establishment that the consent of the spouse may not be obtained) shall be effective only with respect to that spouse. If more than one Beneficiary of a particular class (primary or secondary) is entitled to benefits, payments shall be made in equal shares to such Beneficiaries, unless some other specific proportions are clearly designated by the Participant or Former Participant. If more than one Beneficiary of a particular class (primary or secondary) is named, the interest of any deceased Beneficiary of that class shall pass to the surviving Beneficiary or Beneficiaries of that class except to
the  extent  that  the  designation   provides  for  payment  to  any  secondary
Beneficiary or Beneficiaries upon the death of a primary Beneficiary.

        If a selection is not made in compliance with these provisions or if such designated persons shall have died, Beneficiary means the first of the following classes of successive preference beneficiaries then surviving: the Participant's or Former Participant's:

        (a)     surviving spouse,

        (b)     descendants, per stirpes,

        (c)     parents in equal shares,

        (d)     brothers and sisters in equal shares, and

        (e)     estate.





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     Sec.  1.7   Code  means the  Internal  Revenue  Code of 1986,  as it may be amended from time to time. Reference to a section of the Code shall include that
section,   applicable  Treasury  regulations   promulgated  thereunder  and  any
comparable section of any future legislation that amends, supplements or supersedes said section, effective as of the date such comparable section is effective with respect to the Plan.

     Sec. 1.8 Committee means the committee appointed under Article XVIII to administer the Plan, as from time to time constituted. If no such committee is appointed, the Company shall constitute the Committee.

     Sec. 1.9 Company means ENSCO International Incorporated, formerly Energy Service Company, Inc., a Delaware corporation, or such other organization which, pursuant to a spinoff, merger, consolidation, reorganization, or similar corporate transaction where a significant portion of the Company's employees become employees of such organization, adopts and assumes the Plan and the Trust Agreement as the sponsor with the consent of the Company and agrees to accept the duties, responsibilities and obligations of the sponsor of the Plan and the Trust Agreement. Reference in the Plan to the Company shall refer to any such organization which adopts and assumes the sponsorship of the Plan and the Trust Agreement.

     Sec. 1.10 Company Stock means the Common Stock of the Company or any other security that qualifies as a qualifying employer security under ERISA.

     Sec. 1.11 Disability means a total and permanent disability suffered by a Participant which, in the opinion of the Administrator (which opinion shall be conclusive for purposes of the Plan) prevents such Participant from continuing his work with all Employers.

     Sec. 1.12 Dual 401(k) Plan means the Dual Drilling Company Employees Tax Deferred/Thrift Savings Plan and Trust formerly maintained by Dual Drilling Company. Dual Holding Company, a wholly-owned subsidiary of the Company, became the successor sponsor of the Dual 401(k) Plan as of June 12, 1996 when the Company acquired Dual Drilling Company. The employees of Dual Drilling Company who were eligible to participate in the Dual 401(k) Plan ceased to be eligible to participate in that plan on June 30, 1996 and became eligible to participate in the Plan on July 1, 1996. The governing body of the Company has approved the merger of the Dual 401(k) Plan into the Plan as soon as administratively practicable following the issuance by the National Office of the Internal Revenue Service of a compliance statement pursuant to the application filed by Dual Holding Company, as successor sponsor to Dual Drilling Company of the Dual 401(k) Plan, under the Voluntary Compliance Resolution program of the Internal Revenue Service.




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        Sec. 1.13 Employee means any individual in the employ of an Employer who is on an Employer's  United States  payroll,  excluding any Leased Employee that
Section 414(n) of the Code treats as an Employee of an Employer, unless classification of such Leased Employee as an Employee is necessary to maintain the qualification of the Plan.

        Sec. 1.14 Employer means the Company and any other Affiliated Company, with respect to its Employees, provided such Affiliated Company is designated by the governing body of the Company as an Employer under the Plan and whose designation as such has become effective and has continued in effect. The designation shall become effective only when it shall have been accepted by the governing body of the Employer. An Employer may revoke its acceptance of such designation at any time, but until such acceptance has been revoked, all of the provisions of the Plan and amendments thereto shall apply to the Employees of the Employer. In the event the designation of the Employer as such is revoked by the governing body of the Employer, such revocation will not be deemed a termination of the Plan.

        Sec. 1.15 Employer Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Participant, Former Participant or Beneficiary, reflecting the monetary value of such person's individual interest in the Trust Fund attributable to an Employer's Matching Contributions under Section 3.2 and the Employer profit sharing contributions, if any, under Section 3.3. If the Participant was a participant in the Penrod Thrift Plan as of December 31, 1993, his Employer Account will also reflect his individual interest in the Trust Fund attributable to the balance in his matching account maintained under the Penrod Thrift Plan as of the Merger Date.

        Sec. 1.16 Entry Date means, effective April 1, 1997, (i) with respect to an eligible Employee's ability to make Salary Reduction Contributions, the first business day of any calendar month occurring on or following the date the Employee satisfies the eligibility requirements of Section 2.1 for the 401(k) feature of the Plan [the "401(k) Entry Date"] and (ii) with respect to an eligible Employee's participation in the profit sharing feature of the Plan, the first day of the calendar month coincident with or next following the date the Employee satisfies the eligibility requirements of Section 2.1 for the profit sharing feature of the Plan (the "Profit Sharing Entry Date"). Prior to April 1, 1997, the 401(k) Entry Date was any January 1 or July 1 occurring on or following the date the Employee satisfied the eligibility requirements of
Section 2.1 for the 401(k) feature of the Plan.

        Sec. 1.17 ERISA  means  the  Employee  Retirement Income Security Act of
1974, as it may be amended  from  time  to  time,  and  applicable   regulations
promulgated thereunder.





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


       Sec.  1.18   Former   Participant  means  any  individual  who  has  been
a Participant in the Plan, who is no longer in the employ of an Affiliated Company and who has not yet received the entire benefit to which he is entitled under the Plan.

       Sec. 1.19 401(k) Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Participant, Former Participant or Beneficiary reflecting the monetary value of such person's individual interest in the Trust Fund attributable to Salary Reduction Contributions made on the Participant's behalf pursuant to a salary reduction agreement described in Section 3.1 and attributable to qualified non-elective contributions under Section 3.4. If the Participant was a participant in either the Penrod Thrift Plan as of December 31, 1993 or the Dual 401(k) Plan as of June 30, 1996, his 401(k) Account will also reflect his individual interest in the Trust Fund attributable to (i) the balance in his accelerated retirement account maintained under the Penrod Thrift Plan as of the Merger Date or (ii) the balance in his 401(k) contributions account maintained under the Dual 401(k) Plan as of the Merger Date, whichever is applicable.

       Sec. 1.20 Highly Compensated Employee means for any Year any Employee who is determined to be included in subsection (a) after applying the special rules in subsection (b):

        (a)     any Employee who:

                (i) was, at  any time during the Year or the  preceding  Year, a more than five percent owner
                of any Employer; or

                (ii) during the preceding Year received Compensation from all Employers in excess of $80,000, and if the Company elects, was in the top 20% of the Employees for the preceding Year (when ranked on the basis of Compensation for such Year).

        (b) For purposes of determining the Employees who are to be included in subsection (a) above, the following special rules shall apply to this
        Section 1.20:

                (i) In determining the top 20% of Employees pursuant to subsection (a)(ii), Employees who (A) have not completed at least six months of service, (B) normally work fewer than 17 1/2 hours per week, (C) normally work during not more than six months during any Year, (D) have not attained age 21 or (E) are covered under a collective bargaining agreement (except to the extent provided in applicable Treasury regulations) shall be excluded from such determination.



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                (ii)  "Compensation"  means  Annual  Compensation  as defined in
                Section 8.2(f), but including (A) amounts applied to pay for benefits pursuant to a salary reduction agreement under a cafeteria plan as defined in Section 125 of the Code sponsored by an Employer, and (B) amounts deferred pursuant to a salary reduction agreement under the Plan or any other plan described in Sections 401(k) and 408(k) of the Code sponsored by an Employer.

                (iii) The dollar amount in subsection (a)(ii) shall be adjusted to such other amount as the Secretary of the Treasury shall prescribe at the same time and in the same manner as provided under Section 415(d) of the Code for adjusting the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

                (iv) In determining the number of Employees pursuant to this Section, any Employee who is a nonresident alien and who receives no earned income [within the meaning of Section 911(d)(2) of the Code] from any Employer which constitutes income from sources within the United States [within the meaning of Section 861(a)(3) of the Code] shall be excluded from such determination.

        Sec. 1.21 Hours of Service means each hour credited to an individual for which he is either directly or indirectly paid, or entitled to payment, by any Affiliated Company or, to the extent permitted by the governing body of the Company or the Administrator in accordance with Section 401(a)(4) of the Code, by the predecessor company. Effective December 12, 1994, each period of qualified military service (within the meaning of Chapter 43 of Title 38, United States Code) served by an Employee who is reemployed under that chapter by an Affiliated Company following such service shall be considered service with an Affiliated Company for purposes of determining his Hours of Service.

        Sec. 1.22 Individual Account means an account or record to be maintained by the Trustee or the Recordkeeper reflecting the monetary value of the undivided interest in the Trust Fund of each Participant, each Former Participant and each Beneficiary and shall include the Employer Account, 401(k) Account, Prior Plan Account, Reinstatement Account, Rollover Account, if any, Transfer Account, if any, and Savings Account, if any, and such other additional account or accounts as the Administrator may establish from time to time.

        Sec. 1.23 Interactive Telephone Communication means a communication between a Participant, Former Participant or Beneficiary and the Recordkeeper pursuant to a system maintained by the Recordkeeper and communicated to each Participant, Former Participant and Beneficiary whereby each such individual may obtain financial information regarding his Individual Account and amounts available for withdrawal, and may initiate investment transfer elections and exercise options as described herein with respect to his Individual Account through the use of such system and a personal identification number assigned to the Participant, Former Participant or Beneficiary by the Recordkeeper or the

Administrator. If a Participant, Former Participant or Beneficiary participates in the Plan's Interactive Telephone Communication feature through the use of his personal identification number, the Participant, Former Participant or Beneficiary, as the case may be, will be deemed to have given his written consent and authorization to any action resulting from the use of the Interactive Telephone Communication system by the Participant, Former Participant or Beneficiary.

        Sec. 1.24 Investment Fund or Funds means one or more funds designated by the Administrator pursuant to Section 22.8 from time to time and maintained for the purpose of providing a vehicle for the investment of assets of the Trust Fund, in accordance with the directions of each Participant, Former Participant or Beneficiary with respect to his Individual Account, until such Investment Fund or Funds shall be eliminated by action of the Administrator. As of January 1, 1997, the Investment Funds shall be:

                           Fund 1:  Balanced Fund;
                           Fund 2:  Spectrum Growth Fund;
                           Fund 3:  Spectrum Income Fund;
                           Fund 4:  Blended Stable Value Fund; and
                           Fund 5:  Company Stock Fund.

The Administrator may direct the Trustee to invest one or more of such funds with a specified insurance company or mutual fund, or appoint an investment advisor as provided in Section 22.5 to manage the same and may also direct the Trustee to establish new Investment Funds or delete existing Investment Funds from time to time. Up to 100% of the assets of the Trust Fund may be invested in Fund 5.

        Sec. 1.25 Leased Employee means an individual who is not in the employ of an Employer and who, pursuant to a leasing agreement between an Employer and any other person ("leasing organization"), has performed services for an Employer [or for an Employer and any other person related to an Employer within the meaning of Section 144(a)(3) of the Code] on a substantially full-time basis for at least one year and who performs such services under the primary direction or control by the Employer. Leased Employee shall also include any individual who is deemed to be an employee of an Employer under Section 414(o) of the Code. Notwithstanding the preceding sentence, if individuals described in the preceding sentence constitute less than 20% of an Employer's non-highly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the Plan shall not treat an individual as a Leased Employee if the leasing organization covers the individual in a money purchase pension plan providing immediate participation, full and immediate vesting and a non-integrated contribution formula equal to at least ten percent of the individual's annual compensation [as defined in Section 415(c)(3) of the Code, but including amounts contributed by an Employer pursuant to a salary reduction agreement which are excludable from the individual's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code]. If any Leased Employee shall be treated as an Employee of an Employer, however, contributions or benefits provided by the leasing organization which are attributable to services of the Leased Employee performed for an Employer shall be treated as provided by the Employer.

     Sec. 1.26 Matching Contribution means the contribution made by an Employer pursuant to Section 3.2.

     Sec. 1.27 Merger Date means either the effective date of the merger of the Penrod Thrift Plan or the Dual 401(k) Plan into the Plan. For the Penrod Thrift Plan, the Merger Date is December 31, 1993 and for the Dual 401(k) Plan, the Merger Date is the date determined by the Company following the issuance by the National Office of the Internal Revenue Service of a compliance statement pursuant to the application filed by Dual Holding Company, as successor sponsor to Dual Drilling Company of the Dual 401(k) Plan, under the Voluntary Compliance Resolution program of the Internal Revenue Service.

     Sec. 1.28 Named Fiduciary means the Company, except to the extent the Company has delegated specific functions to the Committee, if any, appointed by the Company pursuant to Article XVIII. If no Committee is appointed, the Company will perform the functions of the Committee.

     Sec. 1.29 Non-Highly Compensated Employee means any Employee who is not a Highly Compensated Employee. The determination of an Employee's status as a Non-Highly Compensated Employee for a Year shall be determined based on the definition of Highly Compensated Employee in Section 1.20 that is applicable for that Year.

     Sec.  1.30  Normal   Retirement  Date  means  a  Participant's   or  Former
Participant's 60th birthday.

     Sec. 1.31 Notice means, unless otherwise provided specifically in the Plan,
(i) written Notice on an appropriate form provided by the Administrator, which is properly completed and executed by the party giving such Notice and which is delivered by hand or by mail to the Administrator or to such other party designated by the terms of the Plan or by the Administrator to receive the
Notice or (ii) Notice by Interactive Telephone Communication to the Recordkeeper. Notice to the Administrator, the Recordkeeper or to any other person as provided herein shall be deemed to be given when it is actually received (either physically or by Interactive Telephone Communication, as the case may be) by the party to whom such Notice is given.

        Sec. 1.32 Participant means an Employee who has met the eligibility requirements of the Plan as provided in Article II hereof and has begun participating in the Plan. An Employee who elects to make a Rollover Contribution to the Plan or who has a Transfer Contribution made to the Plan on his behalf but who has not met the eligibility requirements of the Plan as provided in Article II hereof, shall, until he satisfies such requirements, be considered a Participant only for purposes of applying the relevant provisions of the Plan relating to the investment and distribution of his Rollover Account or Transfer Account and his rights and responsibilities under ERISA with respect to such contribution.

     Sec. 1.33 Penrod Thrift Plan means the Penrod Thrift Plan maintained by Penrod Drilling Corporation as of the Merger Date.

     Sec. 1.34 Period of Service means the months and years of an Employee's employment with one or more Affiliated Companies, such employment commencing with the date the Employee first performs an Hour of Service (or following a Period of Severance, again performs an Hour of Service) and ending on his Severance from Service Date.

        An Employee shall be given credit for all periods following the date he first becomes an Employee which do not constitute a Period of Severance, except that no credit shall be given (even though no Period of Severance shall occur) for absences referred to in Section 1.45(b). If an Employee terminates his service by reason of quitting, discharge or retirement and thereafter again completes an Hour of Service within 12 months of his Severance from Service Date, the period of absence shall be credited for purposes of eligibility and vesting. All Periods of Service, including noncontinuous periods, shall be aggregated and fractional periods shall be determined on the basis that 365 days equal a year of service.

        Effective December 12, 1994, each period of qualified military service (within the meaning of Chapter 43 of Title 38, United States Code) served by an Employee who is reemployed under that chapter by an Affiliated Company following such service shall be considered service with an Affiliated Company for purposes of determining his Period of Service. In addition, an Employee shall be credited with the following periods of service, whichever are applicable:

        (a) the service he completed with International Tool and Supply Company, Inc. or Petroleum Rental Services, as the case may be, immediately prior to the date such Employee first completed an Hour of Service;

        (b) all service credited to such Employee under the Argosy Offshore, Ltd. Employee Savings Plan as of the date Argosy Offshore, Ltd. became an Affiliated Company;

        (c) all service credited to such Employee under the Penrod Thrift Plan as of December 31, 1993, the Merger Date for that plan into the Plan; or

        (d) all service credited to such Employee under the Dual 401(k) Plan as of July 1, 1996, the date the employees of Dual Drilling Company ceased to be eligible to participate in the Dual 401(k) Plan and became eligible to participate in the Plan.

     Sec. 1.35 Period of Severance means any period of 12 or more consecutive months beginning with an Employee's Severance from Service Date during which an Employee does not perform an Hour of Service for an Affiliated Company.

     Sec. 1.36 Plan means the plan embodied herein, as the same may be amended from time to time, and shall be known as the "ENSCO Savings Plan".

     Sec. 1.37 Prior Plan Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Participant who was a participant in the Dual 401(k) Plan as of June 30, 1996, reflecting the monetary value of such person's individual interest in the Trust Fund attributable to the balance in his company matching contributions account and discretionary profit sharing contributions account, if any, maintained under the Dual 401(k) Plan as of the Merger Date.

     Sec. 1.38 Qualified Domestic Relations Order means any judgment, decree or order (including approval of a property settlement agreement) which (i) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant or Former Participant, (ii) is made pursuant to a state domestic relations law, (iii) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant or Former Participant under the Plan and
(iv) complies with the requirements of Section 414(p) of the Code.

     Sec. 1.39 Recordkeeper means any person or entity appointed by the Company to perform record keeping and other administrative services on behalf of the Plan. If no Recordkeeper is appointed, the Trustee shall perform the duties of the Recordkeeper.

     Sec. 1.40 Reinstatement Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Participant who repays a distribution to the Plan pursuant to Section 14.3 reflecting the monetary value of that Participant's individual interest in the Trust Fund attributable to his repayment.

        Sec. 1.41 Rollover Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Employee or Participant who makes a Rollover Contribution reflecting the monetary value of such person's individual interest in the Trust Fund attributable to his Rollover Contribution. If the Employee or Participant was a participant in either the Penrod Thrift

Plan as of December 31, 1993 or the Dual 401(k) Plan as of July 1, 1996, his Rollover Account will also reflect his individual interest in the Trust Fund attributable to the balance in his rollover account, if any, maintained under the Penrod Thrift Plan or the Dual 401(k) Plan as of the Merger Date.

     Sec. 1.42 Rollover Contribution means, in addition to a contribution described in the last sentence of this Section, any amount transferred to the Plan which would constitute a rollover contribution within the meaning of
Section 402(a)(5), 403(a)(4) or 408(d)(3) of the Code. Any such rollover contribution must consist of either (i) all or a portion of the property (in excess of employee contributions) that the Employee received in a distribution from an employee's trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) thereof or an annuity plan described in Section 403(a) of the Code and any earnings thereon (whether such contribution is paid directly by the Employee, from such other trust or annuity plan, or from an individual retirement account or individual retirement annuity) or (ii) all or a portion of the proceeds from the sale of property received in such a distribution pursuant to Section 402(a)(6)(D) of the Code. To the extent required or permitted by the Code, on or after January 1, 1993, a Rollover Contribution shall include an eligible rollover contribution as described in
Section 402(c)(4) of the Code transferred to the Plan pursuant to an Employee's election as described in Section 401(a)(31)(A) of the Code.

     Sec. 1.43 Salary Reduction Contribution means contributions made by an Employer on behalf of each Participant pursuant to a salary reduction agreement described in Section 3.1.

     Sec. 1.44 Savings Account means, with respect to any Participant who was a participant in either the Penrod Thrift Plan as of December 31, 1993 or the Dual 401(k) Plan as of July 1, 1996 and while participating in either such Plan made after-tax contributions to that plan, the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each such Participant reflecting the monetary value of that Participant's individual interest in the Trust Fund attributable to (i) the balance in his savings account maintained under the Penrod Thrift Plan as of the Merger Date to reflect the after-tax contributions he made to that plan or (ii) the balance in his participant after-tax employee contributions account maintained under the Dual 401(k) Plan as of the Merger Date to reflect the after-tax contributions to that plan.

     Sec. 1.45 Severance from Service Date means the earlier of the date on which an Employee ceases to be employed by an Affiliated Company, or

        (a) the first anniversary of the date on which the Employee begins an unpaid leave of absence (other than a military leave) authorized by his

        Employer in accordance with standard personnel policies of his Employer applied in a nondiscriminatory manner to all Employees similarly situated;

        (b) the second anniversary of the date on which the Employee begins an absence from the service of an Affiliated Company by reason of (i) pregnancy of the individual, (ii) birth of a child of the individual,
        (iii) placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, provided that the Employee timely furnishes the Administrator information establishing (i) that the absence from the service of an Affiliated Company was for one or more of the foregoing reasons and (ii) the number of days for which there was an absence; or

        (c) the first date on an Employee's qualified military service ends (within the meaning of Chapter 43, Title 38, United States Code) and he is not reemployed under that chapter by an Affiliated Company.

        Sec. 1.46 Transfer Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Employee or Participant who had a Transfer Contribution made on his behalf to the Plan, reflecting the monetary value of such person's individual interest in the Trust Fund attributable to such Transfer Contribution. If the Employee or Participant was a participant in either the Penrod Thrift Plan as of December 31, 1993 or the Dual 401(k) Plan as of July 1, 1996, his Transfer Account will also reflect his individual interest in the Trust Fund attributable to the balance in his transfer account, if any, maintained under the Penrod Thrift Plan or the Dual 401(k) Plan as of the Merger Date.

        Sec. 1.47 Transfer Contribution means all or part of the balance to the credit of an Employee in another plan described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, other than after December 31, 1984, a plan described as (i) a defined benefit plan and a defined contribution plan which is subject to the funding standards of Section 412 of the Code or (ii) a defined contribution plan which is subject to the requirements of Section 401(a)(11)(B) of the Code with respect to an Employer, which was transferred directly by the trustee of such other plan to the Trustee.

        Sec. 1.48 Trust Agreement means the T. Rowe Price Trust Company Trust Agreement entered into between the Company and the Trustee to carry out the purposes of the Plan and under which the Trust Fund is maintained; provided that if such agreement be amended or supplemented, Trust Agreement, as of a particular date, shall mean such agreement, as amended and supplemented and in force on such date.

     Sec. 1.49 Trust Fund means all assets of whatsoever kind and nature from time to time held by the Trustee pursuant to terms and conditions of the Trust Agreement out of which benefits of the Plan are provided. The Trust Fund shall be divided into Investment Funds as provided in Section 22.8.

     Sec. 1.50 Trustee means T. Rowe Price Trust Company, or any successor trustee or additional trustee or trustees acting at any time as Trustee under the Trust Agreement.

     Sec. 1.51 Valuation Date means each business day of the Year or such other date or dates as the Administrator may establish from time to time.

     Sec. 1.52 Year means the 12-month period from January 1 of each year to the next following December 31.

     Sec. 1.53 Gender and Number. Except as otherwise indicated by the context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the definition of any term herein in a singular shall also include the plural, and vice versa.


                                   Article II

                            ELIGIBILITY OF EMPLOYEES

    Sec. 2.1 Eligibility. Each Employee who was eligible to participate in either or both the 401(k) feature of the Plan and the profit sharing feature of the Plan on December 31, 1996 shall continue to be eligible to participate in those features of the Plan as of January 1, 1997. Each Employee who was eligible to participate in the Dual 401(k) Plan on June 30, 1996 became eligible to participate in both the 401(k) feature and the profit sharing feature of the Plan on July 1, 1996. Each other Employee (i) shall be eligible to participate in the profit sharing feature of the Plan (subject to the allocation requirements of Section 7.4) on the Profit Sharing Entry Date which coincides with or which next follows the date upon which he shall have both attained age 18 and completed a one-year Period of Service and (ii) shall be eligible to become a Participant in the 401(k) feature of the Plan as provided in Section
2.2 hereof on the 401(k) Entry Date which coincides with or which next follows the date upon which he shall have both attained age 18 and completed a three-month Period of Service, provided he is employed by an Employer on the applicable Entry Date.

     Sec. 2.2 Election to Participate. An Employee who is eligible to become a Participant in the 401(k) feature of the Plan may do so by completing and returning the enrollment forms provided by the Administrator for that purpose, at least 10 days prior to the 401(k) Entry Date as of which he elects to commence participation in the 401(k) feature of the Plan, including forms which

(i) designate a Salary Reduction Contribution rate and authorize an Employer to reduce his Annual Compensation as provided in Section 3.1, (ii) designate a Beneficiary and (iii) elect the Investment Funds to which his contributions are to be allocated. If an Employee fails to become a Participant when he first becomes eligible, he may become a Participant on any subsequent 401(k) Entry Date by completing such forms and returning them to the Administrator at least 10 days prior to that date. Participation in the 401(k) feature of the Plan shall commence on the effective date of the Employee's enrollment form in accordance with the provisions of Section 3.1 and shall continue in effect until amended or terminated. By signing such enrollment forms, the Employee agrees to be bound by all the terms and conditions of the Plan as then in effect or as thereafter amended.

     Sec. 2.3 Eligibility upon Reemployment. Notwithstanding Section 2.1, each Employee who is not employed by an Employer on the Entry Date on which he would have become a Participant in the Plan with respect to either the profit sharing feature or the 401(k) feature of the Plan, shall be eligible to become a Participant hereunder in that feature on the date on which he resumes employment as an Employee with an Employer.

     Sec. 2.4 Reemployment of Participant. Except as provided in this Section, if the employment of a Participant is terminated for any reason and he subsequently is reemployed by an Employer, he shall be eligible to become a Participant on the date he resumes employment with an Employer; provided that if the Participant had satisfied the eligibility requirements under Section 2.1 to participate in the 401(k) feature of the Plan but not the profit sharing feature of the Plan as of the date his employment terminated, he shall not be eligible to participate in the profit sharing feature of the Plan until he satisfies the eligibility requirements of Section 2.1 that are applicable to the profit sharing feature of the Plan.

     Sec. 2.5 Cessation of Participation. A Participant shall immediately cease to be eligible for any further Matching Contributions in the Plan upon the occurrence of either of the following events:

        (a) termination of his salary reduction agreement established pursuant to Section 3.1; or

        (b) termination of his status as an Employee with all Employers for any reason.

If a Participant is transferred to a class of employment not eligible for participation in the Plan but continues to be employed by an Affiliated Company, no further contributions to the Trust Fund shall be made by or on behalf of the Participant under the Plan with respect to periods on and after the transfer.

Any Participant described in the preceding sentence may recommence his participation in the features of the Plan for which he was eligible at the time of the transfer to an ineligible class if he is transferred back to eligible employment and a new enrollment form is executed in accordance with Section 3.1. During the period of his employment in such transferred position, the Participant will continue to (i) vest in his Employer Account, (ii) be eligible for withdrawals (subject to the requirements of Section 15.5), (iii) be permitted to transfer his Individual Account among the Investment Funds and (iv) be permitted to change Beneficiaries in accordance with the provisions of the Plan.

     Sec. 2.6 Exclusion of Employees Covered by Collective Bargaining. Notwithstanding Section 2.1, an Employee covered by a collective bargaining agreement between an Employer and a collective bargaining representative certified under the Labor Management Relations Act who is otherwise eligible to become a Participant under this Article shall be excluded if retirement benefits were the subject of good faith bargaining between the Employee's representative and the Employer and if the agreement does not require the Employer to include such Employee in this Plan. An Employee who is a Participant in this Plan when he is excluded under the provisions of this Section 2.6 shall cease active participation in this Plan on the effective date of that collective bargaining agreement and shall not participate in Employer contributions while a member of the ineligible class but shall not be considered to have terminated employment.

     Sec. 2.7 Eligibility Upon Entry or Reentry into Eligible Class of Employees. In the event a Participant is excluded because he is no longer a member of an eligible class of Employees as specified in this Article II, such Employee shall be eligible to become a Participant immediately upon his return to an eligible class of Employees. In the event that an Employee who is not a former Participant in the Plan becomes a member of the eligible class, such Employee shall be eligible to become a Participant immediately if such Employee has satisfied the eligibility requirements of Section 2.1 and would have previously been eligible to become a Participant had he been in the eligible class.

                                   Article III

                                  CONTRIBUTIONS

        Sec. 3.1  Salary Reduction Contributions.

        (a) Amount of Contributions. On satisfying the requirements of Article II for participation in the 401(k) feature of the Plan, a Participant may elect to have the Employer make Salary Reduction Contributions to the Trust Fund on his behalf by executing an enrollment form containing a salary reduction agreement as described in Section 3.1(b). The terms of any such salary reduction agreement shall provide that the

        Participant agrees to accept a reduction in salary from the Employer in an amount equal to not less than one percent but up to 10% (in whole percentages) of his Annual Compensation per payroll period, subject to the restrictions and limitations of Article IV hereof.

        (b)     Salary Reduction Agreement.

                (i) Nature of Agreement. The salary reduction agreement referred to in Section 3.1(a) shall be a legally binding agreement (on a form prescribed by the Administrator) whereby (A) the Participant agrees that, as of the effective date of the agreement, the Annual Compensation otherwise payable to him thereafter shall be reduced by a whole percentage (as selected by the Participant) not to exceed the maximum percentage permitted under Section 3.1(a), and (B) the Employer agrees to contribute the total amount of such reduction in Annual Compensation to the Trust Fund on behalf of the Participant as a Salary Reduction Contribution under Section 3.1(a). Such contributions may be made by the Employer to the Trust Fund on a monthly or more frequent basis, as determined by the Administrator, provided that in no event shall the Employer's aggregate contribution on behalf of the Participant under
                Section 3.1(a) for any Year be made to the Trust Fund later than 90 days after the close of the Year to which such contribution relates or such later date prescribed by the Code or applicable Treasury or Department of Labor regulations. Subject to the provisions of paragraph (iv) of this Section 3.1(b) and Article IV hereof, a Participant's salary reduction agreement shall remain in effect until modified or terminated in accordance with paragraphs (iii) or (iv) of this Section 3.1(b).

                (ii) Effective Date of Agreement. The effective date of a Participant's salary reduction agreement shall be no earlier than the 401(k) Entry Date following the date such agreement is timely received in executed form by the Administrator as required by Article II (provided such effective date is no earlier than the 401(k) Entry Date the Participant first becomes eligible to participate in the Plan).

                (iii) Amendment of Salary Reduction Contribution Elections. Not more than two times a Year, a Participant may amend his elections authorizing the Employer to make Salary Reduction Contributions as of any Valuation Date with respect to Annual Compensation not yet paid (A) to increase or to decrease the whole percentage of his Annual Compensation [within the limits of Section 3.1(a)] to be used to determine his Salary Reduction

                Contributions or (B) to cease entirely such contributions. A Participant's amended Salary Reduction Contribution election shall be effective no earlier than the first day following the Valuation Date an amended salary reduction agreement is timely received in executed form by the Administrator, or such other date as the Administrator may prescribe from time to time. An amendment to a salary reduction agreement, including one to cease Salary Reduction Contributions, is timely received if it is received by the Administrator prior to the applicable Valuation Date. If a Participant elects to cease making Salary Reduction Contributions, the Participant may elect to again participate in the 401(k) feature of the Plan and resume making contributions to the Trust Fund under Section 3.1(a) by executing a new salary reduction agreement, provided that the effective date of such new salary reduction agreement shall be no earlier than the first Valuation Date of the next succeeding calendar month following the date the new salary reduction agreement is timely received in executed form by the Administrator, unless the Participant has previously amended his Salary Reduction Agreement twice during that Year, in which case, it shall be effective as of the first Valuation Date in the next succeeding Year.

                (iv) Transfer to Ineligible Employment or Termination of Employment. A Participant's salary reduction election shall terminate automatically if the Participant transfers to a class of employment not eligible for participation in the Plan or if he terminates his employment as an Employee with the Employer. Upon return of the Participant to eligible employment, the Participant shall be permitted to execute a new salary reduction agreement and resume having contributions made to the Trust Fund on his behalf under Section 3.1(a), provided that the effective date of the new salary reduction agreement shall be no earlier than the later of (A) the first Valuation Date after the new salary reduction agreement is received in executed form by the Administrator or (B) the date the Participant resumes eligible employment with an Employer. Transfers of Participants to different payroll systems among the Employers shall be administered by procedures established by the Administrator.

      Sec. 3.2 Employer Matching Contributions. For each payroll period, an Employer may contribute hereunder as a Matching Contribution an amount equal to a stated dollar amount or a stated percentage of the Salary Reduction Contribution, if any, made for such payroll period on behalf of each Participant entitled to an allocation under Section 7.3; provided that the Salary Reduction Contribution made on behalf of each Participant for a payroll period for which an Employer shall make a Matching Contribution shall be considered only to the extent that it does not exceed 6% of the portion of the Participant's Annual Compensation paid during such payroll period, unless the governing body of the

Company determines otherwise. The Matching Contributions for a Year shall be determined by the governing body of the Company in its sole and absolute discretion. Matching Contributions made pursuant to this Section shall be subject to the limitations and restrictions of Articles V and VI. The Matching Contributions, if any, made pursuant to this Section 3.2 shall be reduced by the forfeitures for such Year under Articles IV, V, XIV and XV that are designated under Section 14.5 by the Company to be applied to reduce the Matching Contributions for the Year and such forfeitures shall be allocated as provided in Section 7.3 in lieu of such contributions.

     Sec. 3.3 Employer Profit Sharing Contributions. In addition to the Matching Contribution under Section 3.2, if any, for any Year, the Employer may elect to make a voluntary profit sharing contribution (after taking into account the Matching Contribution, if any, under Section 3.2) on behalf of the Participants entitled to an allocation under Section 7.4 for that Year in an amount determined and authorized by the governing body of the Company for such Year. The Employer profit sharing contributions, if any, made pursuant to this
Section 3.3 shall be allocated along with the forfeitures for such Year under Articles IV, V, XIV and XV, if any, that are designated by the Company under
Section 14.5 for allocation under Section 7.4 with the Employer profit sharing contributions.

     Sec. 3.4 Employer Qualified Non-Elective Contributions. To insure that the Actual Deferral Percentage tests of Section 401(k) of the Code as described in Section 4.2 hereof or the Contribution Percentage tests of Section 401(m) of the Code as described in Section 5.1 hereof are met for any Year, an Employer, under such rules and regulations as the Secretary of the Treasury may prescribe, in addition to the Salary Reduction Contributions made by the Employer pursuant to Section 3.1, the Matching Contributions under Section 3.2, if any, and any Employer profit sharing contributions under Section 3.3, may make additional contributions which shall constitute "qualified non-elective contributions" within the meaning of Section 401(m)(4)(C) of the Code on behalf of any Non-Highly Compensated Employee (as defined in Section 4.2) selected by the Company. Each Year an Employer shall designate the portion, if any, of the qualified non-elective contributions that it made for the Year that shall be considered under Section 4.2 for the Actual Deferral Percentage test and the portion, if any, that shall be considered under Section 5.1 for the Contribution Percentage test.

     Sec. 3.5 Time and Form of Contributions. Payments of Employer contributions due with respect to any Year (i) pursuant to Section 3.2 shall be made in Company Stock and (ii) pursuant to Section 3.3 may be made in cash (by check or wire transfer), Company Stock or any combination thereof, as determined by the Company in its discretion. In addition to any other requirements hereunder relating to the timing of contributions, contributions made by an

Employer pursuant to Sections 3.2, 3.3 or 3.4, if any, may be made at any time and from time to time, except that the total contribution for any Year shall be paid in full not later than the time prescribed by law to enable the Employer to obtain a deduction therefor on its federal income tax return for said Year. If in advance of a Year the governing body of the Company authorizes Employer contributions pursuant to Section 3.2 or 3.3 for that Year, such governing body may provide that all or a portion of such contributions shall be allocated monthly, quarterly or on some other basis rather than by payroll period during the Year or at the end of such Year. Contributions made after the last day of the Year but within the time for filing an Employer's federal income tax return (including extensions thereof) shall be deemed made as of the last day of that Year if so directed by the Employer, except such contributions shall not share in increases, decreases, or income to the Trust Fund prior to the date actually made. Notwithstanding the foregoing, upon an Employer's request, a contribution which was made upon a mistake of fact or conditioned upon initial qualification of the Plan (application for which is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe) or upon deductibility of the contribution shall be returned to the Employer within one year after payment of the contribution, denial of the qualification, or disallowance of the deduction (to the extent disallowed), as the case may be; provided, however, the amount returned to an Employer due to mistake of fact or denial of deductibility shall not be increased by any earnings thereon and shall be reduced by any losses attributable to such amount.

     Sec. 3.6 Limit on Employer Contributions. Notwithstanding the foregoing provisions of Sections 3.1, 3.2, 3.3 or 3.4, the contribution of an Employer for any Year (whether made pursuant to Sections 3.1, 3.2, 3.3 or 3.4) shall be first authorized by the governing body of the Company and shall in no event exceed an amount which will, under the law then in effect, be deductible by the Employer in computing its federal taxes based on income for that Year. As permitted by
Section 401(a)(27) of the Code, any Employer may make contributions to the Plan without regard to net profits, current or accumulated.

     Sec. 3.7 Contributions May be Made with Respect to a Particular Employer. In making its determination of Matching Contributions and Employer profit sharing contributions with respect to any Year, the governing body of the Company may make its determination separately with respect to any Employer or business or operating unit within an Employer; provided, however, that any such determination must be nondiscriminatory within the meaning of the Treasury regulations under Section 401(a)(4) of the Code and must satisfy the minimum coverage requirements of Section 410(b) of the Code. In such case, the contribution to such Employer or business or operating unit within an Employer shall be allocated only to Participants who are Employees of such Employer or business or operating unit within that Employer.

     Sec. 3.8 Manner of Making Contributions. All contributions to the Trust Fund shall be paid directly to the Trustee. In connection with each contribution, the Employer shall provide the Recordkeeper with information that:

        (a) identifies each Participant on whose behalf the contribution is being made and the amount thereof;

        (b) states whether the amount contributed on behalf of the Participant is a Salary Reduction Contribution, a Matching Contribution, an Employer profit sharing contribution, a qualified non-elective contribution, a Rollover Contribution or a Transfer Contribution; and

        (c) directs the investment of the amount contributed on behalf of the Participant.

     Sec. 3.9 Rollover and Transfer Contributions. An Employee, regardless of whether he is a Participant in the Plan, may, if authorized by the Administrator and after complying with all applicable laws and filing with the Trustee the form prescribed by the Administrator, make a Rollover Contribution or have a Transfer Contribution made on his behalf to the Plan at any time. If the Employee is not a Participant hereunder, his Rollover Account or Transfer Account shall constitute his entire interest under the Plan. The Recordkeeper shall allocate and credit a Rollover Contribution or Transfer Contribution to the Employee's Rollover Account or Transfer Account as of the Valuation Date immediately following the date on which the Rollover Contribution or Transfer Contribution is made. An investment election on a form prescribed by the Administrator shall be submitted with the Employee's Rollover Contribution or Transfer Contribution and shall direct that such contribution be invested in the Investment Funds in accordance with Section 22.8. In no event shall the existence of a Rollover Contribution or Transfer Contribution held for the benefit of an Employee be construed to entitle the Employee to any amount in the Plan to which such Employee is not otherwise entitled under the other provisions of the Plan.

                                   Article IV

                          LIMITATIONS AND RESTRICTIONS
                        ON SALARY REDUCTION CONTRIBUTIONS

     Sec. 4.1 Dollar Limitation and Excess Elective Deferrals. For any taxable year of a Participant, the aggregate amount of (i) the Participant's Salary Reduction Contributions made pursuant to Section 3.1 for that taxable year, and
(ii) amounts deferred by the Participant for that taxable year pursuant to a salary reduction agreement under any other plan, contract or agreement described in Sections 401(k), 403(b) or 408(k) of the Code sponsored by an Affiliated Company shall not exceed the Annual Deferral Limitation for that taxable year. The Annual Deferral Limitation for the taxable year beginning in 1997 is $9,500 [or, beginning January 1, 1998, such other amount as the Secretary of the Treasury may prescribe at the same time and in the same manner as provided under
Section  415(d) of the Code for adjusting the dollar  limitation in effect under
Section 415(b)(1)(A) of the Code].

        If the Salary Reduction Contributions made on behalf of a Participant for a taxable year exceed the Annual Deferral Limitation for that year, the amount of such excess shall be referred to as "Excess Elective Deferrals." Excess Elective Deferrals (adjusted for the income or loss attributable to such excess amount) shall be distributed to the Participant not later than the April 15 immediately following the taxable year of the Participant for which the Excess Elective Deferrals were made to the Plan. The Administrator shall reduce the amount of the Excess Elective Deferrals for a taxable year distributable to the Participant under this Section 4.1 by the amount of Excess Salary Reduction Contributions (as determined under Section 4.3), if any, previously distributed to the Participant for the Year beginning in that taxable year. The Administrator shall determine the net income or net loss in the same manner as described in Section 4.3 for Excess Salary Reduction Contributions, except the numerator of the allocation fraction shall be the amount of the Participant's Excess Elective Deferrals for the taxable year under this Section 4.1 and the denominator of the allocation fraction shall be the balance of the Participant's 401(k) Account attributable to Salary Reduction Contributions as of the end of the taxable year [without regard to the net income or net loss for the taxable year on that portion of the Participant's 401(k) Account]; provided, however, if there is a loss attributable to such excess amount, the amount of the distribution adjusted for such loss shall be limited to an amount which does not exceed the lesser of (i) the balance of the Participant's 401(k) Account or (ii) the Salary Reduction Contributions made on behalf of the Participant for that taxable year. In adjusting a Participant's Excess Elective Deferrals for the income or loss attributable to such Excess Elective Deferrals, effective for the Year beginning January 1, 1997, the income or loss attributable to such excess deferrals for the "gap period" shall not be considered. For purposes of this
Section 4.1, "gap period" shall mean the period beginning with the first day of the taxable year next following the taxable year for which the Excess Elective Deferrals were made on behalf of the Participant and ending on the date of the distribution. If Excess Elective Deferrals are distributed to a Participant from the Plan pursuant to this Section 4.1, the Matching Contribution, if any, to which such Excess Elective Deferrals relate (plus any income and minus any loss attributable thereto), determined after the application of Section 5.2, shall be forfeited (whether or not vested) at the time the Excess Elective Deferrals are distributed, and the forfeitures shall be applied as set forth in Section 14.5.

        If the Participant also (i) participates in one or more other qualified cash or deferred arrangements within the meaning of Section 401(k) of the Code, including the Dual 401(k) Plan for the period beginning January 1, 1996 and ending June 30, 1996, (ii) has an employer contribution made on his behalf pursuant to a salary reduction agreement under Section 408(k) of the Code, or
(iii) has an employer contribution made on his behalf pursuant to a salary reduction agreement toward the purchase of an annuity contract under Section 403(b) of the Code, and the sum of the elective deferrals [as defined in Section 402(g)(3) of the Code] that are made for the Participant during a taxable year under such other arrangements and this Plan exceeds the Annual Deferral Limitation for that taxable year, the Participant shall, not later than the March 1 following the close of his taxable year for which the excess elective deferrals have been made, notify the Administrator in writing of the portion of the excess elective deferrals that he wishes to be allocated to this Plan, if any, and request that the Salary Reduction Contributions made on his behalf under this Plan be reduced by the allocable amount specified by the Participant. If all plans, contracts and agreements described in Section 401(k), 403(b) and 408(k) of the Code pursuant to which the Participant is able to defer amounts for a taxable year for which excess elective deferrals have been made are sponsored by an Affiliated Company, the Administrator shall determine to which plan, contract or agreement (including the Plan) the excess elective deferrals shall be allocated for that taxable year and if the excess elective deferrals are to be allocated to the Plan, the Administrator shall notify the Trustee and the Participant in writing not later than March 1 following the close of that taxable year. Such notification shall be deemed to be a notification by the Participant to the Administrator. The portion of the excess elective deferrals that is allocated to this Plan, if any, shall be adjusted for income and loss in the manner provided above and shall then be distributed to the Participant no later than the immediately following April 15. If the Salary Reduction Contributions made on behalf of a Participant for a taxable year do not exceed the Annual Deferral Limitation for that taxable year and the Administrator has not received any written Notice from the Participant (or deemed to have received written Notice from the Participant pursuant to the provisions hereof) by the March 1 immediately following that taxable year notifying the Administrator that the Participant allocates a portion of the excess elective deferrals, if any, for that taxable year to the Plan, the Administrator may assume that none of the Salary Reduction Contributions made on behalf of the Participant for that taxable year constitute Excess Elective Deferrals and that no distribution is required to be made from the Participant's 401(k) Account pursuant to this
Section 4.1. Notwithstanding the fact that Excess Elective Deferrals have been (or will be) distributed to a Highly Compensated Employee as provided above, the excess amount of such Salary Reduction Contributions or the portion of such Salary Reduction Contributions that are deemed to constitute Excess Elective Deferrals by reason of the Administrator's or Participant's written Notice of allocation hereunder shall still be treated as a Salary Reduction Contribution for purposes of applying the Actual Deferral Percentage test described in
Section 4.2 hereof for the Year in which such Excess Elective Deferrals were made, except to the extent provided under rules prescribed by the Secretary of the Treasury.

     Sec. 4.2 Actual Deferral Percentage Tests. For each Year, the Administrator shall determine whether the aggregate amount allocated to each Participant's 401(k) Account attributable to Salary Reduction Contributions and qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 4.2) made for that Year shall satisfy one of the following tests, in addition to the test set forth in Article VI:

        (a) the "Actual Deferral Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees (as defined below) shall not exceed the "Actual Deferral Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees (as defined below) multiplied by 1.25; or

        (b) the "Actual Deferral Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees shall not exceed the lesser of (i) 200% of the "Actual Deferral Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees or (ii) the "Actual Deferral Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees plus two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe.

Notwithstanding subsections (a) and (b) above, the Company may elect in accordance with Internal Revenue Service Notice 97-2, 1997-2 IRB for the Year beginning January 1, 1997 and in accordance with Treasury regulations under
Section 401(k) of the Code for Years beginning after December 31, 1997 to determine compliance with either of the tests under subsection (a) or (b) for a Year by reference to the Actual Deferral Percentage of the eligible Non-Highly Compensated Employees for the current Year in lieu of determining such compliance based on the Actual Deferral Percentage of the eligible Non-Highly Compensated Employees for the preceding Year.

        For purposes of this Article IV, the following terms shall have the following meanings:

        (a) "Actual Deferral Percentage" for a Year or a preceding Year means, with respect to the group consisting of the eligible Highly Compensated

        Employees and the group consisting of the eligible Non-Highly Compensated Employees, the average (expressed as a percentage) of the ratios, calculated separately for each Employee in each such group and rounded to the nearest one-hundredth of one percent, of the amount of Salary Reduction Contributions and qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 4.2) allocated to each Employee's 401(k) Account under Section
        7.2 and Section 7.5, respectively, (unreduced in the case of Highly Compensated Employees by distributions made to any such Employee pursuant to Section 4.1 hereof) for such Year or preceding Year, whichever is applicable, to such Employee's Annual Compensation [as defined in subsection (c) below] paid or accrued during the Year or preceding Year, whichever is applicable, in which the Employee was an eligible Highly Compensated Employee or eligible Non-Highly Compensated Employee.

        (b) "Actual Deferral Ratio" means each separately calculated ratio under subsection (a) above. An Employee who is considered a Highly Compensated Employee under Section 1.20 or a Non-Highly Compensated Employee under
        Section 1.29 shall considered an "eligible Highly Compensated Employee" or an "eligible Non-Highly Compensated Employee" for purposes of this
        Section 4.2 for each Year he is employed by an Employer if he has satisfied the eligibility requirements of Article II and reached a 401(k) Entry Date on which he could have become a Participant, regardless of whether (i) he has elected to have an Employer make a Salary Reduction Contribution to the Plan on his behalf under Section
        3.1 for that Year, (ii) his right to make Salary Reduction Contributions to the Plan for that Year has been totally or partially suspended under
        Section 15.5(d) due to his receipt of a hardship distribution, or (iii) he is suspended from further contributions during the Year due to the limitations of Section 415 of the Code as described in Article VIII. Moreover, the eligible Non-Highly Compensated Employees for a preceding Year shall be determined for that Year as described in the preceding sentence and shall not be affected by any such Non-Highly Compensated Employee's status as an Employee, Highly Compensated Employee or Non-Highly Compensated Employee for the current Year. Consequently, for purposes of this Section 4.2, the Actual Deferral Ratio for each Highly Compensated Employee and Non-Highly Compensated Employee who is eligible to, but does not elect to have an Employer make a Salary Reduction Contribution on his behalf to the Plan for a Year, shall be zero for
        that  Year,   unless  the  Employer   makes  a  qualified   non-elective
        contribution to the Plan for a Year to satisfy the Actual Deferral Percentage tests, in which case the Actual Deferral Ratio for each such Non-Highly Compensated Employee shall be the ratio of that portion of the qualified non-elective contribution attributable to contributions made by the Employer to satisfy the Actual Deferral Percentage tests which is allocated to his 401(k) Account under Section 7.5 for the Year to his Annual Compensation paid or accrued during the Year in which the Employee was an eligible Non-Highly Compensated Employee.

                If any Employee who is an eligible Highly Compensated Employee is a participant in two or more cash or deferred arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Company, excluding any such arrangement that is part of an employee stock ownership plan [as defined in Section 4975(e)(7) of the Code] for purposes of determining his ratio under this Section 4.2, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement to the extent required under Section 401(k) of the Code. For purposes of this Section 4.2, if two or more plans or arrangements described in Section 401(k) of the Code are considered one plan for the purposes of Sections 401(a)(4) or 410(b) of the Code, such arrangements shall be treated as a single arrangement, and if the plans use different plan years, the Administrator shall determine the combined Salary Reduction Contributions and ratio on the basis of the plan years ending in the same calendar year. The Recordkeeper shall maintain records to demonstrate compliance with the tests under this Section 4.2, including the extent to which the Plan used qualified non-elective contributions made pursuant to Section 3.4 to satisfy a test.

        (c) "Annual Compensation" means for a particular Year beginning on or after January 1, 1995, the definition of compensation determined by the Administrator to be used under this Section 4.2 for that Year, provided that any such definition of compensation must satisfy Section 414(s) of the Code as determined under Treas. Reg. ss.1.414(s)-1(c).

     Sec. 4.3 Adjustments Required to Satisfy an Actual Deferral Percentage Test. If Salary Reduction Contributions made for any Year do not satisfy one of the tests set forth in Section 4.2, the excess amount that would result in a test being satisfied for that Year if it had not been made to the Plan shall be referred to as an "Excess Salary Reduction Contribution" and the Administrator shall, in its sole and absolute discretion and notwithstanding any other provision of the Plan to the contrary (but subject to the provisions of Sections
4.4 and 4.5), make appropriate adjustments pursuant to one or more of the following provisions:

        (a) Within 2 1/2 months following the close of the Year for which an Excess Salary Reduction Contribution was made, if administratively possible, and not later than the close of the Year immediately following the Year for which an Excess Salary Reduction Contribution was made, the Excess Salary Reduction Contribution (plus any income and minus any loss attributable thereto) shall be distributed to the Highly Compensated Employees to whose 401(k) Accounts all or a portion of such Excess Salary Reduction Contribution was allocated first from such Highly

        Compensated Employees' unmatched Salary Reduction Contributions, and then if necessary, from such Highly Compensated Employees' matched Salary Reduction Contributions; provided, however, that if matched
        Salary Reduction Contributions are distributed to correct an Excess Salary Reduction Contribution, the Matching Contribution to which such Excess Salary Reduction Contribution relates (plus any income and minus any loss attributable thereto) shall be forfeited (whether or not vested) at the time the Excess Salary Reduction Contribution is distributed and the forfeiture shall be applied as set forth in Section 14.5; or

        (b) Within the time prescribed by law to enable an Employer to obtain a deduction for a contribution on its federal income tax return for the Year for which an Excess Salary Reduction Contribution was made, the Employer shall, if the conditions applicable to qualified non-elective contributions under final Treasury regulations issued by the Secretary of the Treasury are satisfied, make a qualified non-elective contribution pursuant to Section 3.4 on behalf of the eligible Non-Highly Compensated Employees (as defined in Section 4.2) who meet the requirements of Section 7.5 in an amount sufficient to satisfy one of the tests set forth in Section 4.2 [before or after the application of subsection (a) above].

The amount of the Excess Salary Reduction Contributions to be distributed pursuant to subsection (a) hereof shall be determined by a leveling method under which the Actual Deferral Ratio of the Highly Compensated Employee with the highest dollar amount of Salary Reduction Contributions is reduced to the extent required (i) to enable the Plan to satisfy one of the Actual Deferral Percentage tests set forth in Section 4.2 or (ii) to cause such Highly Compensated Employee's dollar amount of Salary Reduction Contributions to equal the dollar amount of Salary Reduction Contributions of the Highly Compensated Employee with the next highest dollar amount of Salary Reduction Contributions. This procedure shall be repeated until the Plan satisfies one of the Actual Deferral Percentage tests set forth in Section 4.2. Once the Plan satisfies one of the Actual Deferral Percentage tests, the amount of the Excess Salary Reduction Contributions for each Highly Compensated Employee who had his Salary Reduction Contributions reduced under the preceding sentences shall be equal to the dollar amount that his Salary Reduction Contributions were reduced under the preceding sentences, reduced by the amount of Excess Elective Deferrals for the Year, if any, that have been previously distributed under Section 4.1 to the Employee for the taxable year ending in that Year.

        The income or loss attributable to the portion of the Excess Salary Reduction Contributions for a Year that are to be distributed to a Highly Compensated Employee hereunder shall be determined by multiplying the amount of the income or loss allocable to the Participant's 401(k) Account for the Year by a fraction, the numerator of which is the portion of the Excess Salary Reduction

Contributions for the Year that are to be distributed to that Participant and the denominator of which is the balance of the Participant's 401(k) Account on the last day of the Year after adjustment as of such date under Section 9.2. In adjusting a Participant's Excess Salary Reduction Contributions for the income or loss attributable to such excess contributions, effective for the Year beginning January 1, 1997, the income or loss attributable to such excess contributions for the "gap period" shall not be considered. For purposes of this
Section 4.3, "gap period" shall mean the period beginning with the first day of the Year next following the Year for which the Excess Salary Reduction Contributions were made on behalf of the Participant and ending on the date of the distribution.

     Sec. 4.4 Additional Adjustments of Salary Reduction Contributions. For purposes of assuring compliance with the Actual Deferral Percentage tests of
Section 4.2 hereof, the Administrator may, in its sole and absolute discretion, make such adjustments, reductions or suspensions to Salary Reduction Contribution rates of Participants who are Highly Compensated Employees at such times and in such amounts as the Administrator shall reasonably deem necessary, including prospective reductions of Salary Reduction Contributions at any time prior to or within the Year. The Administrator shall make such adjustments, reductions or suspensions based upon periodic reviews of the Salary Reduction Contribution rates of Highly Compensated Employees during the Year and may make such adjustments, reductions or suspensions in any amount notwithstanding any other provisions hereof. In addition, the Administrator shall take any other action to assure compliance with the Actual Deferral Percentage tests as shall be prescribed by the Secretary of the Treasury.

     Sec. 4.5 Other Permissible Methods of Testing and Correction. The provisions of this Article IV are intended to conform with Sections 401(k) and 402(g) of the Code. In the event that the Administrator determines, based on changes to the Code or interpretations or guidance issued by the Internal Revenue Service, that the requirements of such Code sections may be applied in a manner different from that prescribed in this Article IV, the Administrator may make appropriate adjustments to the administration of the Plan to incorporate such changes to the Code or interpretations or guidance. If a change to the Code or interpretations or guidance issued by the Internal Revenue Service results in more than one additional option in the manner in which this Article IV may be administered, the Administrator shall have the limited discretion to select the option to be used, provided that such option, when compared to the other option or options, results in the smallest adjustment to Participants' Individual Accounts.

                                    Article V

                         LIMITATIONS AND RESTRICTIONS ON
                             MATCHING CONTRIBUTIONS

     Sec. 5.1 Contribution Percentage Tests. For each Year, the Employer shall determine, after first applying the provisions of Section 4.3(a), whether the sum of (i) the amounts allocated to each Participant's Employer Account attributable to Matching Contributions, if any, made for that Year and forfeitures that are allocated under Section 7.3 for that Year and (ii) the amount allocated to each Participant's 401(k) Account attributable to qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 5.1) for that Year shall satisfy one of the following tests, in addition to the test set forth in Article VI:

        (a) the "Contribution Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees (as defined below) shall not exceed the "Contribution Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees (as defined below) multiplied by 1.25; or

        (b) the "Contribution Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees shall not exceed the lesser of (i) 200% of the "Contribution Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees or
        (ii) the "Contribution Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees plus two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe.

Notwithstanding subsections (a) and (b) above, the Company may elect in accordance with Internal Revenue Service Notice 97-2, 1997-2 IRB for the Year beginning January 1, 1997 and in accordance with Treasury regulations under
Section 401(m) of the Code for Years beginning after December 31, 1997 to determine compliance with either of the tests under subsection (a) or (b) for a Year by reference to the Contribution Percentage of the eligible Non-Highly Compensated Employees for the current Year in lieu of determining such compliance based on the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Year.

        For purposes of this Article V, the following terms shall have the following meanings:

        (a) "Contribution Percentage" for a Year or a preceding Year means, with respect to the group consisting of the eligible Highly Compensated Employees and the group consisting of the eligible Non-Highly Compensated Employees, the average (expressed as a percentage) of the ratios, calculated separately for each Employee in each such group and rounded to the nearest one-hundredth of one percent, of the sum of (i) the amount of Matching Contributions, if any, and forfeitures allocated to each Employee's Employer Account under Section 7.3 for such Year or preceding Year, whichever is applicable, after reduction for forfeited Matching Contributions, if any, under Section 4.3(a), and (ii) the amount allocated to each Employee's 401(k) Account under Section 7.5 attributable to qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 5.1) for such Year or preceding Year, whichever is applicable, to such Employee's Annual Compensation [as defined in subsection (c) below] paid or accrued during the Year or preceding Year, whichever is applicable, in which the Employee was an eligible Highly Compensated Employee or eligible Non-Highly Compensated Employee.

        (b) "Actual Contribution Ratio" means each separately calculated ratio under subsection (a) above. An Employee who is considered a Highly Compensated Employee under Section 1.20 or a Non-Highly Compensated Employee under Section 1.29 shall be considered an "eligible Highly Compensated Employee" or an "eligible Non-Highly Compensated Employee" for purposes of this Section 5.1 for each Year he is employed by an Employer if he has satisfied the eligibility requirements of Article II and reached a 401(k) Entry Date on which he could have become a Participant, regardless of whether he elected to have an Employer make a Salary Reduction Contribution to the Plan on his behalf under Section
        3.1 and is eligible to receive an allocation of a Matching Contribution under Section 7.3 for that Year. Moreover, the eligible Non-Highly Compensated Employees for a preceding Year shall be determined for that Year as described in the preceding sentence and shall not be affected by any such Non-Highly Compensated Employee's status as an Employee, Highly Compensated Employee or Non-Highly Compensated Employee for the current Year. Consequently, for purposes of this Section 5.1, the Actual Contribution Ratio for each Highly Compensated Employee and Non-Highly Compensated Employee who is eligible to, but does not elect to have an Employer make a Salary Reduction Contribution on his behalf to the Plan for a Year, shall be zero for that Year, unless an Employer makes a qualified non-elective contribution to the Plan for a Year to satisfy the Contribution Percentage tests, in which case the Actual Contribution Ratio for each such Non-Highly Compensated Employee shall be the ratio of that portion of the qualified non-elective contribution attributable to contributions made by an Employer to satisfy the Contribution Percentage tests which is allocated to his 401(k) Account under Section
        7.5 for the Year to his Annual Compensation paid or accrued during the Year in which the Employee was an eligible Non-Highly Compensated Employee.

                For purposes of this Section 5.1, if two or more plans of an Employer to which matching contributions within the meaning of Section

        401(m)(4)(A) of the Code, employee voluntary after-tax contributions or elective deferrals within the meaning of Section 401(m)(4)(B) of the Code are made are treated as one plan for purposes of Sections 401(a)(4) and 410(b) of the Code, [other than the average benefits test, and excluding allocations under an employee stock ownership plan as defined in Section 4975(e)(7) or 409 of the Code, or the portion of a plan which constitutes an employee stock ownership plan], such plans shall be treated as one plan for purposes of this Section 5.1, and if the plans use different plan years, the Administrator shall determine the combined Matching Contributions and the ratio on the basis of the plan years ending in the same calendar year. The Recordkeeper shall maintain records to demonstrate compliance with the tests under this Section 5.1, including the extent to which the Plan used qualified non-elective contributions made pursuant to Section 3.4 to satisfy a test. In addition, if any Employee who is an eligible Highly Compensated Employee participates in two or more plans described in Section 401(a) of the Code which are maintained by an Affiliated Company to which such contributions are made, all such contributions shall be aggregated for purposes of this Section 5.1 to the extent required under Section 401(m) of the Code.

        (c) "Annual Compensation" means for a particular Year beginning on or after January 1, 1995, the definition of compensation determined by the Administrator to be used under this Section 5.1 for that Year, provided that any such definition of compensation must satisfy Section 414(s) of the Code as determined under Treas. Reg. ss.1.414(s)-1(c).

     Sec. 5.2 Adjustments Required to Satisfy a Contribution Percentage Test. If Matching Contributions, if any, made for any Year and allocated under Section
7.3 do not satisfy one of the tests set forth in Section 5.1, the excess amount that would result in a test being satisfied for the Year if it had not been made to the Plan shall be referred to as an "Excess Matching Contribution" and the Administrator shall, in its sole and absolute discretion and notwithstanding any other provision hereof, make appropriate adjustments in accordance with Sections 401(a)(4) and 401(m) of the Code (and the Treasury regulations thereunder) pursuant to subsections (a) and (b), or pursuant to subsection (c) in lieu of the application of subsections (a) and (b), or pursuant to subsection (c) in addition to the application of subsections (a) and (b), as determined by the Administrator, as follows:

        (a) To the extent that the portion of the Excess Matching Contribution for the Year allocable to an Employer Account of a Highly Compensated Employee is nonforfeitable under Section 14.2, such nonforfeitable portion (plus any income and minus any loss attributable thereto) shall be distributed to the Highly Compensated Employee within 2 1/2 months following the close of that Year, if administratively possible, and not later than the close of the Year immediately following that Year; and

        (b) To the extent that the portion of the Excess Matching Contribution for the Year allocable to an Employer Account of a Highly Compensated
        Employee is forfeitable under Section 14.2, within 2 1/2 months following the close of that Year, if administratively possible, and not later than the close of the Year immediately following that Year such forfeitable portion (plus any income and minus any loss attributable thereto) shall be forfeited and applied as set forth in Section 14.5; or

        (c) In lieu of or in addition to the  application of subsections (a) and
        (b) above, within the time prescribed by law to enable an Employer to obtain a deduction for a contribution on its federal income tax return for the Year for which an Excess Matching Contribution was made, the Employer shall, if the conditions applicable to qualified non-elective contributions under final Treasury regulations issued by the Secretary of the Treasury are satisfied, make a qualified nonelective contribution pursuant to Section 3.4 on behalf of the eligible Non-Highly Compensated Employees (as defined in Section 5.1) in an amount sufficient to satisfy one of the tests set forth in Section 5.1 [before or after the application of subsections (a) and (b)].

The amount of the Excess Matching Contributions to be distributed or forfeited pursuant to subsections (a) and (b) hereof shall be determined by a leveling method under which the Actual Contribution Ratio of the Highly Compensated Employee with the highest dollar amount of Matching Contributions is reduced to the extent required (i) to enable the Plan to satisfy one of the Contribution
Percentage tests set forth in Section 5.1 or (ii) to cause such Highly Compensated Employee's dollar amount of Matching Contributions to equal the dollar amount of Matching Contributions of the Highly Compensated Employee with the next highest dollar amount of Matching Contributions. This procedure shall be repeated until the Plan satisfies one of the Contribution Percentage tests set forth in Section 5.1. Once the Plan satisfies one of the Contribution Percentage tests, the amount of the Excess Matching Contributions for each such Highly Compensated Employee who had his Matching Contributions reduced under the preceding sentences shall be equal to the dollar amount that his Matching Contributions were reduced under the preceding sentences.

        The income or loss attributable to the portion of the Excess Matching Contributions for a Year that are to be distributed to a Highly Compensated Employee or forfeited from his Employer Account shall be determined by multiplying the amount of the income or loss allocable to the Participant's Employer Account for the Year by a fraction, the numerator of which is the portion of the Excess Matching Contributions for the Year that are to be distributed to that Participant or forfeited from his Employer Account and the denominator of which is the balance of the Participant's Employer Account on the last day of the Year after adjustment as of such date under Section 9.2.

        In adjusting a Participant's Excess Matching Contributions for the income or loss attributable to such excess contributions, effective for the Year beginning January 1, 1997, the income or loss attributable to such excess contributions for the "gap period" shall not be considered. For purposes of this
Section 5.2, "gap period" shall mean the period beginning with the first day of the Year next following the Year for which the Excess Matching Contributions were made on behalf of the Participant and ending on the date of the distribution.

       Sec. 5.3 Testing of Salary Reduction Contributions Under Contribution Percentage Test. Notwithstanding the foregoing provisions of this Article V or of Article IV, all or a portion of the Salary Reduction Contributions made on behalf of eligible Non-Highly Compensated Employees may be treated as Matching Contributions made on behalf of such eligible Non-Highly Compensated Employees for the purpose of meeting the Contribution Percentage test set forth in Section 5.1, provided that the Actual Deferral Percentage test of Section 4.2 can be met, both when the Salary Reduction Contributions treated as Matching Contributions hereunder are included in performing such Actual Deferral Percentage test and when such Salary Reduction Contributions are excluded in performing such Actual Deferral Percentage test. Except for purposes of meeting the Contribution Percentage test of Section 5.1 to the extent described hereunder, any such Salary Reduction Contributions shall continue to be treated as Salary Reduction Contributions for all other purposes of the Plan.

       Sec. 5.4 Other Permissible Methods of Testing and Corrections. The provisions of this Article V are intended to conform with Section 401(m) of the Code. In the event that the Administrator determines, based on changes to the Code or interpretations or guidance issued by the Internal Revenue Service, that the requirements of such Code section may be applied in a manner different from that prescribed in this Article V, the Administrator may make appropriate adjustments to the administration of the Plan to incorporate such changes to the Code or interpretations or guidance. If a change to the Code or interpretations or guidance issued by the Internal Revenue Service results in more than one additional option in the manner in which this Article V may be administered, the Administrator shall have the limited discretion to select the option to be used, provided that such option, when compared to the other option or options, results in the smallest adjustment to Participants' Individual Accounts.

                                   Article VI

                       AGGREGATE LIMIT ON ACTUAL DEFERRAL
                          AND CONTRIBUTION PERCENTAGES

     Sec. 6.1 General Rules. If at least one Highly Compensated Employee is included in the Actual Deferral Percentage test under Section 4.2 and in the Contribution Percentage test under Section 5.1, in addition to satisfaction of the Actual Deferral Percentage test and the Contribution Percentage test, the sum of the Highly Compensated Group's Actual Deferral Percentage under Section
4.2 and Contribution Percentage under Section 5.1 may not exceed the aggregate limit (the "multiple use limitation") of this Article VI. The multiple use limitation of this Article VI does not apply, however, unless prior to the application of the multiple use limitation, the Actual Deferral Percentage and the Contribution Percentage of the Highly Compensated Group each exceeds 125% of the respective percentages for the Non-Highly Compensated Group.

     Sec. 6.2 Multiple Use Limitations. The multiple use limitation is the greater of (i) the sum of (a) and (b) or (ii) the sum of (c) and (d), where:

        (a)     is 125% of the greater of:

                (i)  the   Actual    Deferral    Percentage   of  the Non-Highly
                Compensated  Group under Section 4.2 for the preceding Year; or

                (ii) the Contribution Percentage of the Non-Highly Compensated Group under Section 5.1 for the preceding Year; and

        (b) is equal to two percent plus the lesser of the percentage in subsection (a)(i) or (a)(ii) above, but not more than twice the lesser of the percentage in subsection (a)(i) or (a)(ii); or

        (c)     is equal to 125% of the lesser of:

                (i) the Actual Deferral Percentage of the Non-Highly Compensated Group under Section 4.2 for the preceding Year; or

                (ii) the Contribution Percentage of the Non-Highly Compensated Group under Section 5.1 for the preceding Year; and

        (d) is equal to two percent plus the greater of the percentage in subsection (c)(i) or (c)(ii) above, but not more than twice the greater of the percentage in subsection (c)(i) or (c)(ii).

The Administrator shall determine whether the Plan satisfies the multiple use limitation after applying the Actual Deferral Percentage test under Section 4.2 and the Contribution Percentage test under Section 5.1 and after making any corrective distributions, the use of qualified non-elective contributions, or any other adjustments required or permitted by Articles IV and V. If after applying this Section 6.2, the Administrator determines that the Plan has failed to satisfy the multiple use limitation, the Administrator shall correct the failure by treating the excess amount as Excess Matching Contributions under
Section 5.2. For purposes of this Article VI, "Highly Compensated Group" and "Non-Highly Compensated Group" means the group of Employees who are eligible Highly Compensated Employees and eligible Non-Highly Compensated Employees, respectively, for the Year or preceding Year, whichever is applicable, as defined in Sections 4.2 and 5.1.

     Sec. 6.3 Prospective Reduction of Contributions. In the event that it is determined by the Administrator at any time prior to or within a Year that the multiple use limitation prescribed in Section 6.2 could be exceeded with respect to such Year, then the amount of Salary Reduction Contributions (as determined by the Committee in its sole and absolute discretion) made on behalf of Participants who are Highly Compensated Employees may be reduced in a manner similar to the procedures described in Section 4.4.

                                   Article VII

                           ALLOCATION OF CONTRIBUTIONS

      Sec. 7.1 Establishment of Accounts. The Recordkeeper shall establish and maintain a separate account as a record of each Participant's interest in the Trust Fund with respect to each Individual Account in which a Participant has an interest, including, as appropriate, sub-accounts for the Participant's Salary Reduction Contributions, his Matching Contributions, his profit sharing contributions, his after-tax employee contributions to either the Penrod Thrift Plan or the Dual 401(k) Plan, his Rollover Contributions and his Transfer Contributions. Within each such Individual Account, one or more sub-accounts shall be maintained to reflect the Participant's investment elections among the Investment Funds.

      Sec. 7.2 Allocation of Salary Reduction Contributions. As of each Allocation Date, but after adjustment of the Individual Accounts as provided in
Section 9.2, the Employer contributions deposited with the Trustee during the period since the last Allocation Date that were made pursuant to a salary reduction agreement entered into with a Participant pursuant to Section 3.1 shall be allocated by the Recordkeeper to the Participant's 401(k) Account; provided however, that the amount allocated hereunder shall be subject to the limitations of Sections 4.1 and 4.2.

     Sec. 7.3 Allocation of Matching Contributions and Certain Forfeitures. As of each Allocation Date, but after adjustment of the Individual Accounts as provided in Section 9.2, and after applying the limitations of Section 5.1 and

Article VI, the Administrator shall, to the extent permitted by either of the Contribution Percentage tests of Section 5.1 and the multiple use limitation of
Article VI, direct the Recordkeeper to allocate the Matching Contribution made pursuant to Section 3.2 and certain forfeitures under Articles IV, V, XIV and XV, subject to the application of Section 14.5, for the period ending on such Allocation Date and shall credit the same to the Employer Accounts of all Participants as follows:

        Each such Participant shall be entitled to have his Employer Account credited with that proportion of the Employer's Matching Contribution and the forfeitures, if any, which were designated by the Company to be applied to reduce Matching Contributions as provided in Section 14.5 for said period which the Salary Reduction Contribution made on his behalf for that period and which is considered under Section 3.2 in determining the Matching Contribution of an Employer for such period shall bear to the aggregate Salary Reduction Contributions made on behalf of all Participants entitled to share in such allocation for that period and which are considered under Section 3.2 for that period.

     Sec. 7.4  Allocation of Employer  Profit Sharing  Contributions  Made Under
Section 3.3 and Certain Forfeitures. As of the last day of each Year, but after adjustment of the Individual Accounts as provided in Section 9.2, the
Administrator shall direct the Recordkeeper to allocate the profit sharing contribution of the Employer, if any, made pursuant to Section 3.3 and certain forfeitures under Articles IV, V, XIV and XV, subject to the application of
Section 14.5, for the Year and shall credit the same to the Employer Accounts of all Participants in the Plan who either (i) had their service with the Employer terminated by reason of death, retirement on or after age 60 or Disability during the Year, or (ii) were in the service of the Employer on the last day of the Year, as follows:

        Each such Participant shall be entitled to have his Employer Account credited with that proportion of the Employer's profit sharing contribution made pursuant to Section 3.3 and the forfeitures, if any, which were designated under Section 14.5 by the Company for allocation pursuant to this Section 7.4 for such Year which his Annual Compensation for such Year shall bear to the aggregate Annual Compensation for that Year of all Participants entitled to share in such allocation.

     Sec. 7.5 Allocation of Employer Qualified Non-Elective Contributions. As of the last day of each Year, but after adjustment of the Individual Accounts as provided in Section 9.2, if an Employer made qualified non-elective contributions for a Year under Section 3.4 on behalf of Participants who are Non-Highly Compensated Employees in order to insure that one of the Actual Deferral Percentage tests described in Section 4.2 are met for such Year or that one of the Contribution Percentage tests described in Section 5.1 are met for such Year, such qualified non-elective contributions shall be allocated to the 401(k) Accounts of the Non-Highly Compensated Employees determined by the governing body of the Company in the manner determined by the governing body of the Company.

     Sec. 7.6 Credit of Rollover Contributions and Transfer Contributions. A Rollover Contribution made by an Employee or a Transfer Contribution made on behalf of an Employee during the period since the last Allocation Date shall be credited to his Rollover Account or Transfer Account, as the case may be.

     Sec. 7.7 Included Individual Accounts. For the purposes of this Article VII, references to the Individual Accounts of Participants shall include the Individual Accounts of those who die, become disabled, retire, or terminate their services during the Year in question.

      Sec. 7.8 Special 410(b) Allocation. The Plan must satisfy the minimum coverage requirements of Section 410(b) of the Code each Year. If the Administrator determines that the Plan is to satisfy Section 410(b) of the Code for a Year by satisfying the ratio percentage test of Treas. Reg. ss.1.410(b)-2(b)(2), then notwithstanding the requirement of Section 7.4 that an individual be in the active service of an Employer on the last day of a Year in order to receive an allocation of Employer profit sharing contributions, if any, for such Year, each such Participant who performed for an Affiliated Company more than 500 Hours of Service during the Year and was not in the active service of an Employer on the last day of such Year shall be eligible to receive a "special allocation" hereunder for such Year to the extent required for the Plan to satisfy the ratio percentage test of Treas. Reg. ss.1.410(b)-2(b)(2) (or its successor). If the Administrator determines to apply this Section 7.8, the Administrator will suspend the accrual requirements of Section 7.4 with respect to certain Participants, beginning first with the Participants in the active service of an Employer on the last day of the Year, then the Participants who have the latest separation from service during the Year, and continuing to suspend in descending order the accrual requirements for each Participant who incurred an earlier separation from service, from the latest to the earliest separation from service date, until the Plan satisfies the ratio percentage test of Treas. Reg. ss.1.410(b)-2(b)(2) for the Year. If two or more Participants have a separation from service on the same day, the Administrator will suspend the accrual requirements for all such Participants, irrespective of whether the Plan can satisfy the ratio percentage test of Treas. Reg. ss.1.410(b)-2(b)(2) by accruing benefits for fewer than all such Participants. If the Plan suspends the accrual requirements for a Participant, that Participant will share in the allocation of Employer profit sharing contributions and forfeitures, if any, designated pursuant to Section 14.5 for allocation under Section 7.4 with the profit sharing contributions without regard to whether he is in the active service of an Employer on the last day of the Year. The Administrator shall determine the number of Participants, selected in order of ranking, to receive a special allocation, if any. Notwithstanding the above, individuals who are not in the active service of an Employer on the last day of the Year and are excludable from testing under Section 410(b) of the Code shall not be eligible for a special allocation under this Section 7.8.

                                  Article VIII

                            LIMITATION ON ALLOCATIONS

     Sec. 8.1 Limitation on Allocations. Notwithstanding any other provision of the Plan, the following provisions shall be applicable to the Plan:

        (a) If this Plan is the only plan maintained by an Employer which covers the class of Employees eligible to participate hereunder and the Participant does not participate in and has never participated in a Related Plan or a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section 8.2(a), the Annual Additions which may be allocated under this Plan to a Participant's Individual Account for a Limitation Year shall not exceed the lesser of:

                (i)  the Maximum Permissible Amount; or

                (ii) any other limitation contained in this Plan.

        (b) If an Employer maintains, in addition to this Plan, (i) a Related Plan which covers the same class of Employees eligible to participate hereunder, (ii) a welfare benefit fund, as defined in Section 419(e) of the Code, or (iii) an individual medical account, as defined in Section 415(l)(2) of the Code, which provides an Annual Addition, the Annual Additions which may be allocated under this Plan to a Participant's Individual Account for a Limitation Year shall not exceed the lesser of:

                (i) the Maximum Permissible Amount, reduced by the sum of any Annual Additions allocated to the Participant's accounts for the same Limitation Year under this Plan and such other Related Plan and the welfare plans described in clauses (ii) and (iii) above; or

                (ii) any other limitation contained in this Plan.

     Sec. 8.2 Definitions. For purposes of this Article VIII, the following terms shall have the meanings set forth below:

        (a) "Annual Additions" means the sum of the following amounts allocated to a Participant's Individual Account for a Limitation Year:

                (i)        all Employer contributions;

                (ii)       all forfeitures;

                (iii)      all Employee contributions; and

                (iv) amounts described in Sections 415(l)(1) and 419A(d)(2) of the Code.

        In addition, Annual Additions shall include Excess Elective Deferrals under Section 4.1 that are not distributed under that section to the Participant before April 15 following the taxable year of deferral, Excess Salary Reduction Contributions within the meaning of Section 4.3 and Excess Matching Contributions within the meaning of Section 5.2.

        For purposes of this Article VIII, Employee contributions shall be determined without regard to any (i) rollover contribution within the meaning of Section 402(a)(5), 403(a)(4) or 408(d)(3) of the Code [or, on or after January 1, 1993, an eligible rollover contribution as described in Section 402(c)(4) of the Code], (ii) contribution by the Employee to a simplified employee pension, (iii) contribution to an individual retirement account or individual retirement annuity and (iv) direct transfers of Employee contributions from a plan described in Section 401(a) of the Code to the Plan.

        (b) "Excess Amount" means the excess of the Annual Additions allocated to a Participant's Individual Account for the Limitation Year over the Maximum Permissible Amount, less loading and other administrative charges allocable to such excess.

        (c) "Limitation Year" means a twelve-consecutive month period ending on the last day of the Year. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

        (d) "Maximum Permissible Amount" for a Limitation Year with respect to any Participant shall be the lesser of:

                (i) $30,000 [or, if greater, one-fourth of the dollar limitation in effect under Section 415(b)(1)(A) of the Code as it may be adjusted under Section 415(d)(1) of the Code by the Secretary of the Treasury for the Limitation Year]; or

                (ii)  25% of  the  Participant's  Annual  Compensation  for  the
                 Limitation Year.

        (e) "Employer" means for purposes of this Article VIII, any Employer and any Affiliated Company that adopts this Plan; provided, however, the determination under Sections 414(b) and (c) of the Code shall be made as if the phrase "more than 50 percent" were substituted for the phrase "at least 80 percent" each place it is incorporated into Section 414(b) and
        (c) of the Code.

        (f) "Annual Compensation" means, notwithstanding Section 1.5, for the purposes of this Article VIII, a Participant's earned income, wages, salaries, fees for professional service and other amounts received
        (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances) and excluding the following:

                (i) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified employee pension plan to the extent such contributions are deductible under Section 219(b)(2) of the Code, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed;

                (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                (iii)  amounts  realized  from  the  sale,   exchange  or  other
                disposition of stock  acquired  under a qualified  stock option;
                and

                (iv) other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of a 403(b) annuity contract under Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee), contributions made by an Employer for medical benefits [within the meaning of Section 401(h) or 419A(f)(2) of the Code] which is otherwise treated as an Annual Addition, or any amount otherwise treated as an Annual Addition under Section 415(l)(1) or 419A(d)(2) of the Code.

        For Limitation Years after December 31, 1991, Annual Compensation for any Limitation Year is the Annual Compensation actually paid or includable in gross income during such Limitation Year. For Limitation Years after December 31, 1997, Annual Compensation shall include amounts contributed by an Employer pursuant to a salary reduction agreement which are excludable from the Participant's gross income under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

        (g) "Related Plan" means any other defined contribution plan [as defined in Section 415(k) of the Code] maintained by any Employer as defined in
        Section 8.2(e).

        (h) "Defined Contribution Plan Fraction" means for any Limitation Year:

                (i) the sum of the Annual Additions to the Participant's account under this Plan and his accounts under any Related Plan and welfare plans [as described in Section 8.1(b)(ii) and (iii)] as of the close of the Limitation Year, divided by:

                (ii) the sum of the lesser of the following amounts determined for the Limitation Year and for each prior Year of his service for an Employer:

                           (A) the product of 1.25, multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the Limitation Year [determined without regard to Section 415(c)(6) of the Code], or

                           (B) the product of 1.4, multiplied by an amount equal to 25% of the Participant's Annual Compensation for the Limitation Year.

        If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by an Employer which were in existence on May 6, 1986, the numerator of the Defined Contribution Plan Fraction will be adjusted if the sum of that fraction and the Defined Benefit Plan Fraction otherwise would exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0, times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed under this Section 8.2(h) as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Section 415 limitations applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions. The adjustment also will be made if at the end of the last Limitation Year beginning before January 1, 1984, the sum of the fractions exceeds 1.0 because of accruals or additions that were made before the limitations of this Article VIII became effective to any plans of an Employer in existence on July 1, 1982. With respect to any Limitation Year ending after December 31, 1982, the amount taken into account under Section 8.1(h)(ii) above with respect to each Participant for all Limitation Years ending before January 1, 1983, shall be an amount equal to the product of (iii) and (iv), where

                (iii) is the amount  determined under Section  8.1(h)(ii) [as in
                effect  for  the  Limitation   Year  ending  in  1982]  for  the
                Limitation Year ending in 1982, multiplied by

                (iv)       a fraction, the numerator of which is the lesser of

                           (A) $51,875, or

                           (B) 1.4, multiplied by 25% of the Annual Compensation of the Participant for the Limitation Year ending in 1981, and the denominator of which is the lesser of

                           (A) $41,500 or

                           (B) 25% of the Annual Compensation of the Participant for the Limitation Year ending in 1981.

        (i)     "Defined Benefit Plan Fraction" means for any Limitation Year:

                (i) the projected Annual Benefit of the Participant under the defined benefit plans maintained by an Employer determined as of the close of the Limitation Year,

        divided by:

                (ii)       the lesser of:

                           (A) the product of 1.25, multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the Limitation Year, or

                           (B) the product of 1.4, multiplied by 100% of the Participant's Average Compensation.

        If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by an Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

        (j) "Average Compensation" means the average Annual Compensation during a Participant's high three years of service, which period is the three consecutive calendar years (or, the actual number of consecutive years of employment for those Employees who are employed for less than three consecutive years with an Employer) during which the Employee had the greatest aggregate Annual Compensation from the Employer, including any adjustments under Section 415(d) of the Code.

        (k) "Annual Benefit" means a benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which Employees do not contribute and under which no Rollover Contributions are made.

     Sec.  8.3  Excess  Annual  Additions.  In the event  that,  notwithstanding
Section 8.5(a) hereof, the limitations with respect to Annual Additions prescribed hereunder are exceeded with respect to any Participant for the Limitation Year and such Excess Amount arises as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Annual Compensation [as defined in Section 8.2(f)] for the Year, a reasonable error in determining the amount of Salary Reduction Contributions that may be made by a Participant under the limits of Section 415 of the Code, or as a result of other facts and circumstances as established by the Commissioner of the Internal Revenue Service, the Excess Amounts shall not be deemed an Annual Addition in that Limitation Year, to the extent such Excess Amounts are treated in accordance with any of the following:

        (a) Salary Reduction Contributions and earnings thereon shall be distributed to the Participant to the extent necessary to reduce the

        Excess Amount as soon as practicable after the close of the Year; provided, however, that in the event Matching Contributions have been made by an Employer against any Salary Reduction Contributions that are returned to the Participant under this Section 8.3(a), then such Matching Contributions shall, to the extent necessary to satisfy Section 401(m) of the Code, be adjusted with respect to the Participant pursuant to the procedures set forth in Section 5.2. The amounts distributed or forfeited are disregarded for purposes of applying Section 402(g) of the Code and the tests set forth in Sections 4.2 and 5.1; or

        (b) the Excess Amount attributable to the portion of the Employer profit sharing contributions, if any, made pursuant to Section 3.3 which has been allocated to a Participant under the Plan for a Year but which cannot be allocated to his Employer Account because of the limitation imposed by this Section, shall, subject to the limitations of Section 8.1(a) and Section 5.1, be allocated and reallocated in the current Limitation Year to the Employer Accounts of the other Participants entitled to share in the Employer profit sharing contributions for that Year in accordance with Section 7.4.

        (c) If an Excess Amount still exists after  application  of  subsections
        (a) and (b) hereof, the Excess Amount attributable to the portion of the Matching Contribution, if any, made pursuant to Section 3.2, which has been allocated to a Participant under the Plan for a Year but which cannot be allocated to his Employer Account because of the limitation imposed by this Section, shall, subject to the limitations of Section 8.1(a) and Section 5.1, be allocated and reallocated in the current Limitation Year to the Employer Accounts of the other Participants entitled to share in the Matching Contributions for that Year in accordance with Section 7.3.

        (d) Any Excess Amount that cannot be allocated will be held unallocated in a suspense account. If a balance exists in the suspense account in any Year in which an Employer makes contributions pursuant to Sections 3.2, 3.3 or 3.4, such balance shall be used to reduce the Employer contributions pursuant to such Sections and shall be allocated in the same manner as such contributions would have been allocated; provided, however, if in any such Year contributions are made pursuant to Section
        3.2 and either Section 3.3 or 3.4, or both, such balance shall first be used to make the qualified non-elective contribution pursuant to Section 3.4, then the Matching Contribution, if any, pursuant to Section 3.2, before it is used to make the Employer profit sharing contribution, if any, pursuant to Section 3.3. All amounts in the suspense account must be allocated and reallocated to the Participants' 401(k) Accounts or Employer Accounts (as determined by which type or types of Employer contributions the balance in the suspense account, if any, is used to reduce), subject to the limitations of Section 8.1(a), Section 4.2 and
        Section 5.1, in succeeding Limitation Years before any qualified non-elective contributions, Matching Contributions, and Employer profit sharing contributions which constitute Annual Additions may be made to the Plan.

        (e) in the event of termination of the Plan, the suspense account shall revert to the Employer to the extent it may not then be allocated to any Participants' Individual Account.

        Sec. 8.4  Combined Plan Limits.

        (a) If an Employer maintains, or has ever maintained, one or more defined benefit plans covering an Employee who is also a Participant in this Plan, the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, cannot exceed 1.0 for any Limitation Year. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as an Annual Addition. If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) as prescribed by the Secretary of Treasury so that the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction computed under Section 415(e)(1) of the Code [as revised by this Section 8.4(a)] does not exceed 1.0 for such Limitation Year.

        (b) For purposes of this Section 8.4, Employee contributions to a defined benefit plan are treated as a separate defined contribution plan. In addition, any contributions paid or accrued after December 31, 1985 which are attributable to medical benefits allocated under a welfare benefit fund [as defined in Section 419(e) of the Code] during Years ending after December 31, 1985 to a separate account established for any post-retirement medical benefits provided with respect to a Participant, who, at any time, during the Year or any preceding Year, is or was a Key Employee, shall be treated as Annual Additions to a defined contribution plan. Further, all defined contribution plans of an Employer are to be treated as one defined contribution plan and all defined benefit plans of an Employer are to be treated as one defined benefit plan, whether or not such plans have been terminated.

        (c) If the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction exceeds 1.0, the sum of the fractions will be reduced to 1.0 as follows:

                (i) voluntary nondeductible Employee contributions made by a Participant to the defined benefit plan which constitute an Annual Addition to a defined contribution plan, to the extent they would reduce the sum of the fractions to 1.0, will be returned to the Participant;

                (ii) if additional reductions are required for the sum of the fractions to equal 1.0, voluntary nondeductible Employee contributions made by a Participant to this Plan which constitute an Annual Addition to this Plan, to the extent they would reduce the sum of the fractions to 1.0, will be returned to the Participant;

                (iii) if additional reductions are required for the sum of the fractions to equal 1.0, the Annual Benefit of a Participant under the defined benefit plan will be reduced (but not below zero and not below the amount of the Participant's accrued benefit to date) to the extent necessary to prevent the sum of the fractions, computed as of the close of the Limitation Year from exceeding 1.0; and

                (iv) if additional reductions are required for the sum of the fractions to equal 1.0, the reductions will then be made to the Annual Additions of this Plan.

        Sec. 8.5   Special Rules.

        (a) Notwithstanding any other provision of this Article VIII, an Employer shall not contribute any amount that would cause an allocation to the suspense account as of the date the contribution is allocated. In the event the making of any Salary Reduction Contribution, Matching Contribution, or Employer profit sharing or other contribution, or any part thereof, would result in the limitations set forth in this Article VIII being exceeded, the Administrator shall cause such contributions not be made. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause an allocation to the suspense account if the date of the contribution were an Allocation Date. The Administrator shall cause the Recordkeeper to maintain records which reflect the contributions to be allocated to the Individual Account of each Participant in any Limitation Year. In the event that it is determined prior to or within any Limitation Year that the foregoing limitations would be exceeded if the full amount of contributions otherwise allocable would be allocated, the Annual Additions to this Plan for the remainder of the Limitation Year shall be adjusted by reducing (i) first, any unmatched Salary Reduction Contributions, (ii) second, any Employer profit sharing contributions and (iii) third, any matched Salary Reduction Contributions and a corresponding share of Matching Contributions but, in each case, only to the extent necessary to satisfy the limitations.

        (b) If the Annual Additions with respect to the Participant under other Related Plans and welfare plans described in Section 8.1(b)(ii) and
        (iii) are less than the Maximum Permissible Amount and the Employer contribution that otherwise would be contributed or allocated to the Participants' Individual Account under this Plan would cause the Annual Additions for the Limitation Year to exceed the limitation of Section 8.1(b), the amount contributed or allocated will be reduced so that the Annual Additions under all such plans for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under the Related Plans and welfare plans described in
        Section 8.1(b)(ii) and (iii) in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participants' Individual Account under this Plan for the Limitation Year. If a Participant's Annual Additions under this Plan and all Related Plans result in an Excess Amount, such Excess Amount shall be deemed to consist of the amounts last allocated, except that Annual Additions attributable to a welfare plan described in Section 8.1(b)(ii) and (iii) will be deemed to have been allocated first regardless of the actual allocation date.

        (c) If an Excess Amount was allocated to a Participant on an allocation date of a Related Plan, the Excess Amount attributed to this Plan will be the product of:

                (i) the total Excess Amount allocated as of such date [including
                any  amount  which  would  have  been   allocated  but  for  the
                limitations of Section 8.1(b)],

        multiplied by:

                (ii)       the ratio of:

                           (A) the amount allocated to the Participant as of
                               such date under this Plan,

                divided by:

                           (B) the total amount allocated as of such date under this Plan and all Related Plans [determined without regard to Section 8.1(b)].

        (d) Prior to the determination of the Participant's actual Annual Compensation for a Limitation Year, the Maximum Permissible Amount may be determined on the basis of the Participant's estimated Annual
        Compensation for such Limitation Year. Such estimated Annual Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any

        Employer contributions (including allocation of forfeitures) based on estimated Annual Compensation shall be reduced by any Excess Amounts carried over from prior Years.

        (e) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Annual Compensation for such Limitation Year.

                                   Article IX

                        ADJUSTMENT OF INDIVIDUAL ACCOUNTS

     Sec. 9.1 Trust Fund Valuation. The value of each Investment Fund and of the Trust Fund shall be determined by the Trustee as of the close of business on each Valuation Date, or as soon thereafter as practicable, and shall be the fair market value of all securities or other property held in the Investment Funds, plus cash and the fair market value of other assets held by the Trust Fund, with equitable adjustments for pending trades.

     While it is contemplated that the Trust Fund will be valued by the Trustee and allocations made only on the Valuation Date, at any time that the Plan's valuations are not performed on a daily basis, should it be necessary to make distributions under the provisions hereof and the Administrator, in good faith determines that, because of (i) an extraordinary change in general economic conditions, (ii) the occurrence of some casualty materially affecting the value of the Trust Fund or a substantial part thereof, or (iii) a significant fluctuation in the value of the Trust Fund has occurred since the immediately preceding Valuation Date, the Administrator may, in its sole discretion, to prevent the payee from receiving a substantially greater or lesser amount than what he would be entitled to, based on current values, cause a revaluation of the Trust Fund to be made and a reallocation of the interests therein as of the date the payee's right of distribution becomes fixed. The Administrator's determination to make such special valuation and the valuation of the Trust Fund as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder.

     If the Administrator in good faith determines that certain expenses of administration paid by the Trustee during the Year under consideration are not general, ordinary and usual and should not equitably be borne by all Participants, Former Participants and Beneficiaries, but should be borne only by one or more Participants, Former Participants or Beneficiaries, for whom or because of whom such specific expenses were incurred, the net earnings and adjustments in value of the Individual Accounts shall be increased by the amounts of such expenses, and the Administrator shall make suitable adjustments by debiting the particular Individual Account or Individual Accounts of such one or more Participants, Former Participants or Beneficiaries; provided, however, that any such adjustment must be nondiscriminatory and consistent with the provisions of Section 401(a) of the Code.

      Sec. 9.2 Adjustments to Participant's and Former Participant's Individual Accounts. Each Investment Fund shall be valued at fair market value as of the close of business on each Valuation Date. Except as provided below with respect to Fund 5 (as defined in Section 1.24), the value of a Participant's or Former Participant's Individual Account (including for this purpose, the separate value of the sub-accounts of a Participant's or Former Participant's Individual Account, i.e., his Employer Account, his 401(k) Account, his Prior Plan Account, his Reinstatement Account, if any, his Rollover Account, if any, his Transfer Account, if any, and his Savings Account, if any) held in an investment fund maintained hereunder shall be determined as of each Valuation Date by:

        (a) First, allocating the Net Gains or Losses of such fund since the preceding Valuation Date to the Participant's Individual Account within such fund in the same ratio as the value of the Participant's or Former Participant's Individual Account in such fund (as adjusted below) bears to the aggregate value of all Individual Accounts in such fund (as adjusted below).

        An Individual Account shall be adjusted on the Valuation Date for purposes of allocating Net Gains or Losses under the above paragraph by taking the value of such Individual Account as of the prior Valuation Date and (i) adding thereto (A) all contributions or loan repayments designated for investment in such fund which were made with respect to the immediately prior valuation period but were received by the Trustee after the prior Valuation Date, plus (B) any transfers from any other Investment Fund under the Plan to the Participant's Individual Account within this fund that were made after the prior Valuation Date and were effective as of the first day after such prior Valuation Date and (ii) deducting therefrom (A) any transfers to any other Investment Fund or Funds under the Plan from the Participant's Individual Account within this fund that were made after the prior Valuation Date and were effective as of the first day after such prior Valuation Date and any Participant loans, withdrawals, distributions or forfeitures from the Individual Account made after, but effective as of, the preceding Valuation Date.

        (b) Second, crediting the contributions and loan repayments made by or on behalf of the Participant with respect to the valuation period ending on the current Valuation Date and designated for investment in such fund and any transfers from the other Investment Funds under the Plan to the Participant's Individual Account within this fund made since the preceding Valuation Date.

        (c) Last, deducting any transfers to the other Investment Funds under the Plan from the Participant's Individual Account maintained within this fund and any loans, withdrawals and distributions (including forfeitures) from his Individual Account maintained within this fund made since the preceding Valuation Date.

        An Individual Account invested in Fund 5 shall have allocated to it whole number of shares of Company Stock and cash to the extent share(s) have not been acquired for such fund and the earnings, losses and distributions on shares held in an Individual Account invested in Fund 5 shall be allocated solely to that Individual Account.

        For the purpose of this Section, "Net Gains or Losses" shall mean the fair market value of the assets of the Investment Fund (if invested in a group insurance investment contract, such value being determined in accordance with the terms of the contract) as of the current Valuation Date, over such value which was utilized for the prior Valuation Date, less the sum of any deposits plus the sum of any loans, withdrawals, distributions or other deductions, if any, made to pay any expenses incurred with respect to the operations of this fund. The initial Valuation Date for an Investment Fund shall be the date the funds are first invested in such Investment Fund.

                                    Article X

                               INDIVIDUAL ACCOUNTS

     Sec. 10.1 Participant Interest in Individual Accounts. Each Participant and Former Participant shall at all times have a nonforfeitable interest in his 401(k) Account, Prior Plan Account, Savings Account, Reinstatement Account, Rollover Account and Transfer Account, but he shall have no right, title or interest in the balance of his Individual Account except as hereinafter provided. In no event shall his nonforfeitable interest exceed the amount to the credit of his Individual Account as the same may be adjusted from time to time.

     Sec. 10.2 Annual Statement to Participant. At least annually, the Administrator shall advise each Participant, Former Participant and Beneficiary for whom an Individual Account is held hereunder of the then fair market value of such Individual Account.

                                   Article XI

                                   RETIREMENT

     Sec. 11.1 Normal Retirement. A Participant's Individual Account shall become nonforfeitable on his Normal Retirement Date.

   Sec. 11.2 Benefits on Normal Retirement. Upon the retirement of a Participant on or after his Normal Retirement Date, his entire Individual Account shall be held for his benefit. Said Participant shall receive payments from his Individual Account in accordance with Article XV hereof commencing as of the Valuation Date immediately following the date of his retirement that he determines in his advance written election filed with the Administrator.

     Sec. 11.3 Commencement of Benefits. Notwithstanding any other provision of this Plan to the contrary, a Participant shall begin receiving distributions from the Plan, as provided in Article XV, by his Required Beginning Date [as defined in Section 15.4(j)(ii)], whether or not he actually retires.

     Sec. 11.4 Final Contribution After Distribution of Benefits. If a Participant who has already received a distribution of his Individual Account under this Article is entitled to an allocation of an Employer profit sharing contribution under Section 7.4 or a qualified non-elective contribution under
Section 7.5 for the Year in which such distribution was made, such contributions shall be paid to the Participant as soon as administratively practicable following the completion of the allocations under Article VII for such Year.

                                   Article XII

                                      DEATH

     Sec. 12.1 Benefits on Death. Upon the death of a Participant who is in the service of an Employer, his entire Individual Account shall be held for the benefit of his Beneficiary. Upon the death of a Participant whose service with an Employer has terminated, his nonforfeitable interest (determined under Section 14.2) in his Individual Account which has not been distributed at the time of his death under Articles XI-XIV shall be held for the benefit of his Beneficiary. His Beneficiary shall receive payments from his Individual Account in accordance with Article XV hereof commencing as of the Valuation Date immediately following the date of the Participant's death that the Beneficiary determines in his advance written election filed with the Administrator.

     Sec. 12.2 Final Contribution After Payment of Benefits. If the Individual Account of a deceased Participant whose Beneficiary has already received a distribution of the Participant's Individual Account under this Article is entitled to an allocation of an Employer profit sharing contribution under
Section 7.4 or a qualified non-elective contribution under Section 7.5 for the Year in which such distribution was made, such contributions shall be paid to the Beneficiary as soon as administratively practicable following the completion of the allocations under Article VII for such Year.

                                  Article XIII

                                   DISABILITY

     Sec. 13.1 Benefits on Disability. In the event of termination of a Participant's employment due to Disability, his entire Individual Account shall be held for his benefit. If the balance of the Participant's Individual Account exceeds $3,500, the Participant shall receive payments from his Individual Account in accordance with Article XV hereof commencing as of the Valuation Date immediately following the date of his Disability that he determines in his advance written election filed with the Administrator. If the balance of the Participant's Individual Account does not exceed $3,500, the Administrator shall direct the Trustee to distribute the entire Individual Account to the
Participant in a single lump sum distribution as soon as administratively practicable after the end of the calendar quarter in which the date of his Disability occurs or prior to such date if so directed in writing by the Participant. Effective January 1, 1998, the dollar amount in this Section 13.1 shall automatically be adjusted to $5,000.

     Sec. 13.2 Final Contribution After Payment of Benefits. If a Participant who has already received a distribution of his Individual Account under this
Article is entitled to an allocation of an Employer profit sharing contribution under Section 7.4 or a qualified non-elective contribution under Section 7.5 for the Year in which the distribution was made, such contributions shall be paid to the Participant as soon as administratively practicable following the completion of the allocations under Article VII for such Year.

                                   Article XIV

                              TERMINATION BENEFITS

     Sec. 14.1 Termination Other than by Reason of Death, Disability or Retirement. If a Participant terminates his employment for any reason other than retirement on or after age 60, death or Disability, such Participant shall be entitled to such benefits as are hereinafter provided in Section 14.2 at the time specified in Section 14.3.

     Sec.  14.2   Vested  Interest.  A  Participant  to whom the  provisions of
Section 14.1 are applicable shall be entitled to receive the entire amount then standing to his credit in his 401(k) Account, his Prior Plan Account, his Savings Account, his Reinstatement Account, his Rollover Account and his Transfer Account. In addition, he shall be entitled (as a vested interest) to receive a percentage of the then balance to his credit in his Employer Account determined in accordance with the following schedule:

                Period of Service in Years                  Vested Interest

                Less than 2                                          0%
                2 but less than 3                                   20%
                3 but less than 4                                   40%
                4 but less than 5                                   60%
                5 but less than 6                                   80%
                6 or more                                          100%

If a Participant  incurs a forfeiture from his Employer Account pursuant to this
Article XIV and the forfeiture is subsequently reinstated through the Participant's timely repayment or deemed repayment of the distribution, thereafter the vested portion of his restored Employer Account shall, until such time as he may become 100% vested therein or such Employer Account is again forfeited, be an amount ("X") determined by the formula: X=P(AB+D)-D. For purposes of applying this formula: P is the vested percentage at the relevant time; AB is the account balance at the relevant time; and D is the amount of the prior distribution (or deemed distribution).

        Sec. 14.3 Time of Distribution. If a Participant terminates his employment for a reason other than retirement, death or Disability, and the value of the vested portion of his Individual Account exceeds $3,500 (adjusted as provided below), then the Administrator shall direct the Trustee, with such Participant's written consent, to distribute to such Participant the portion of his Individual Account to which he is entitled under Section 14.2 in accordance with Article XV hereof as soon as administratively practicable after the later of (i) the Participant's termination of employment or (ii) the earlier of (A) the Valuation Date immediately following the date determined by such Participant in his advance written election filed with the Administrator or (B) the date on which such Participant attains age 62 or his earlier death occurs, but not later than the time specified in Section 15.4. If such Participant does not consent to an early distribution, the vested portion of his Individual Account shall continue to be invested in the Investment Funds or Funds selected by the Participant pursuant to his current investment direction.

        However, if the vested balance of a terminated Participant's Individual Account does not exceed $3,500, the Administrator shall direct the Trustee to distribute the vested balance of the Individual Account to such Participant in a single lump sum distribution as soon as administratively practicable after the end of the calendar quarter in which the Participant's termination of employment occurs or prior to such date if so directed in writing by the Participant. Effective January 1, 1998, the dollar amount in this Section 14.3 shall automatically be adjusted to $5,000. The balance to the credit of a terminated Participant in his Employer Account which is not vested under the schedule in
Section 14.2, if not previously forfeited, shall be forfeited as of the earlier of (i) the date his entire vested Individual Account balance has been distributed under Article XV or (ii) the last day of the Year in which such Participant incurs a 60-consecutive month Period of Severance. If the Participant is not entitled to any portion of his Individual Account, he shall be deemed to have received a distribution and shall forfeit the balance of his Employer Account on the date of his termination of service. The forfeited amount under this Section 14.3 shall remain in the Trust Fund and shall be applied as provided in Section 14.5. If a Former Participant is reemployed by an Affiliated Company without incurring a 60-consecutive month Period of Severance, he shall have the right to restore in full the portion of his Employer Account which was forfeited hereunder upon repayment to the Plan of the full amount of the distribution from such account. Such repayment must be made not later than the earlier of the fifth anniversary of his return to employment or the last day of the Year in which the Participant incurs a 60-consecutive month Period of Severance after the date of his distribution. The Participant's repayment, if any, shall be held in the Participant's Reinstatement Account and the reinstated forfeiture shall be held in the Participant's Employer Account. If the Participant resumes active employment with an Affiliated Company and does not repay a prior distribution prior to the time specified above, the portion of his Employer Account which was forfeited hereunder shall not be restored. If the Participant was deemed to receive a distribution as provided in this Section, the forfeited portion of his Employer Account shall be automatically reinstated upon his reemployment. If currently unallocated forfeitures are not adequate to effect the restoration, the Company or the Affiliated Company shall make such additional contribution to the Plan as is necessary to restore the forfeited portion of his Employer Account.

        Sec. 14.4 Forfeiture and Return to Service Prior to Complete Distribution. After a 60-consecutive month Period of Severance, a Participant to whom this Article XIV is applicable, other than a Participant described in
Section 14.3, shall forfeit that portion of the amount of his Employer Account to which he is not entitled under Section 14.2 and the amount thus forfeited shall remain in the Trust Fund and shall be applied as provided in Section 14.5. The amount forfeited by a Participant hereunder shall be charged to his Employer Account on the last day of the Year as of which he shall incur a 60-consecutive month Period of Severance. If the Participant returns to the service of the Employer after a 60-consecutive month Period of Severance, but before the full payment of his Individual Account, Employer contributions after such 60-consecutive month Period of Severance shall be allocated to an Employer Account established on behalf of such Participant which is separate from the Individual Account of such Participant to which is allocated his account balance attributable to service prior to the 60-consecutive month Period of Severance.

        Sec. 14.5  Application  of  Forfeitures.  The  forfeitures  occurring as provided in Articles IV, V, XIV and XV shall first be used to restore the account of a Former Participant who has been located as provided in Section
15.9. If additional forfeitures remain after full restorations under Section 15.9, then remaining forfeitures shall be used to restore accounts of Former Participants under Section 14.3. If additional forfeitures remain thereafter, the forfeitures for a Year may be designated by the Company (i) to be used to reduce the Matching Contribution of any Employer under Section 3.2 and for allocation under Section 7.3 as of any Allocation Date as a Matching Contribution or (ii) for allocation under Section 7.4 in addition to the Employer profit sharing contribution, if any, made for such Year under Section 3.3.

                                   Article XV

                          DISTRIBUTIONS AND WITHDRAWALS

     Sec. 15.1 Payment Options. Whenever a Participant, Former Participant, or Beneficiary is entitled to receive benefits hereunder as provided in Articles XI to XIV, inclusive, the Administrator shall direct the Trustee, if so directed in writing signed by the Participant, to pay such benefits in any one or more of the following ways:

        (a) A lump sum, payable in cash (except that any distribution from Fund 5 shall be made in whole shares of Company Stock, with the value of any fractional share allocated thereto being distributed in cash unless the Participant (or Beneficiary) elects for all or a portion of such distribution to be made in cash), at the fair market value as of the Valuation Date immediately preceding the date of distribution plus the actual amount of any contributions made by the Participant subsequent to such Valuation Date, provided that a life annuity may not be a part of a lump sum distribution;

        (b) Periodic installments not more frequently than monthly over such period of time as the Participant shall determine in accordance with the provisions of Section 15.4; provided, that in no event may the period of installment payments exceed the lesser of (i) ten years or (ii) the joint life expectancy of the Participant whose account is being distributed and his Beneficiary. If benefits are payable over the joint life expectancy of the Participant and his Beneficiary, the present value of the payments to be made over the Participant's life expectancy must be more than 50% of the present value of the payments to be made over the Participant's and his Beneficiary's joint life expectancy. If benefits are payable with respect to the life expectancy of the Participant and his spouse, such life expectancy may be redetermined but not more frequently than annually. If distributions are made in installments, the amount of the monthly installment shall be adjusted each year by determining the value of the Individual Account as of the end of the preceding Year and dividing such amount by the remaining life expectancy. If the Trust Fund is adjusted to reflect the allocation of gains and losses after the time of the adjustment in the amount of the monthly installment payments due to the change in the life expectancy, the remaining monthly payments for such Year shall be adjusted to reflect any increase or decrease in the value of the Individual Account. Any adjustment which would decrease the amount of the remaining monthly payments shall be mutually agreed to by the affected Participant and the Administrator; or

        (c) by electing a direct rollover to an eligible retirement plan as described in Section 402(c)(8)(B) of the Code pursuant to the provisions of Section 15.11.

        Sec. 15.2 Determination of Form and Timing of Payment. In determining which method or methods permitted in Section 15.1 shall be used in any case, the Administrator shall follow the directions of the Participant, Former Participant or Beneficiary involved. Notwithstanding the foregoing or any other provision of the Plan to the contrary, if the vested balance of the Participant's Individual Account does not exceed $3,500, then subject to the requirements of Section 15.11, the Administrator shall direct the Trustee to pay the vested balance to the Participant, Former Participant or Beneficiary, as the case may be, in a single lump sum distribution. Effective January 1, 1998, the dollar amount in the preceding sentence shall automatically be adjusted to $5,000. If the vested balance of the Participant's Individual Account could be distributed to the Participant before the Participant attains (or would have attained if not deceased) age 62, the Participant must consent in writing to any distribution of such Individual Account. The consent must be obtained in writing within the 90-day period prior to the date benefit payments are to commence. The
Administrator shall notify the Participant of the right to defer any distribution until age 62. Such notification shall be provided no less than 30 days and no more than 90 days before benefit payments are to commence and shall include a general description of the material features, and an explanation of the relative values of, the forms of benefit available under Section 15.1 in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code and a description of his direct rollover rights under Section 15.11. Such distribution may commence less than 30 days after the notice required under Treas. Reg.ss.1.411(a)-11(c) is given, provided that (i) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option) and (ii) the Participant, after receiving the notice, affirmatively elects a distribution. The consent of the Participant is not required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code.

     Sec. 15.3 Minority or Disability of Distributee. During the minority or disability of a person entitled to receive benefits hereunder, the Trustee may make payments due such person directly to him or to his spouse or a relative or to any individual or institution having custody of such person. Neither an Employer, the Committee, the Administrator, the Named Fiduciary nor the Trustee shall be required to see to the application of any payments so made and the receipt of the payee (including the endorsement of a check or checks) shall be conclusive as to all interested parties.

     Sec. 15.4 Time of Payment and Payment on Death. Notwithstanding any other provisions of the Plan, the following provisions shall be applicable to the
Plan:

        (a) Payment of benefits shall begin, unless the Participant otherwise elects, not later than the 60th day after the last day of the Year in which the latest of the following events occurs:

                (i)  the Participant reaches the earlier of age 65 or his Norma
                 Retirement Date;

                (ii) the tenth anniversary of the date on which the Participant commenced participation in the Plan occurs, but not later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2; or

                (iii) the Participant terminates his service with the Employer, but in no event later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 if such Participant is a five percent owner as defined in
                Section 15.4(j)(ii) with respect to the Year ending in the calendar year in which he attains age 70 1/2.

        If the Participant fails to consent to a distribution at a time when any part of the balance of the Individual Account could be distributed prior to the Participant's Normal Retirement Date or age 62, such failure shall be deemed to be an election to defer commencement of payment of any benefit under this Section 15.4(a).

        (b) All distributions required under this Article XV shall be determined and made in accordance with Section 401(a)(9) of the Code and the Treasury regulations thereunder, including the minimum distribution incidental benefit requirements of Treas. Reg. ss.1.401(a)(9)-2.

        (c) An election of a Participant to defer receipt of benefits shall be made by submitting to the Administrator a written statement signed by the Participant, describing the benefits and the date on which the

        Participant requests that the payments commence; provided, however, a Participant may not elect to defer receipt or commencement of receipt of benefits beyond his Required Beginning Date.

        (d) If the Individual Account of a Participant is to be distributed other than in a lump sum under Section 15.1(a) after the Required Beginning Date, the following minimum distribution rules shall apply:

                (i) As of the first Distribution Calendar Year, distributions if not made in a single lump sum under Section 15.1(a), may only be made over one of the following periods (or combinations thereof): (A) the life of the Participant; (B) the life of the Participant and a Designated Beneficiary; (C) a period certain not extending beyond the Life Expectancy of the Participant; or
                (D) a period certain not extending beyond the Joint and Last Survivor Expectancy of the Participant and a Designated Beneficiary;

                (ii) If a Participant's Benefit is to be distributed over either
                (A) a period not extending beyond the Life Expectancy of the Participant or the Joint and Last Survivor Expectancy of the Participant and the Participant's Designated Beneficiary or (B) a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy;

                (iii) The amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (A) the Applicable Life Expectancy or
                (B) the applicable divisor, in the event the Participant's spouse is not the Designated Beneficiary, determined from the tables set forth in Q & A-4 of Section 1.401(a)(9)-2 of the Treasury regulations. Distributions after the death of a Participant shall be distributed using the Applicable Life Expectancy in Section 15.4(d)(ii) above as the relevant divisor without regard to Section 1.401(a)(9)-2 of the Treasury regulations; and

                (iv) The minimum distribution required for the Participant's First Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's


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

                Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

        (e) If distribution of benefits to a Participant has begun under Section
        15.1 and the Participant dies before his entire Individual Account has been distributed to him, the remaining portion of such Participant's Individual Account must be distributed to his Beneficiary at least as rapidly as under the method of distributions being used under Section
        15.1 as of the date of his death.

        (f) If a Participant dies before the distribution of benefits to him has begun under Section 15.1, distribution to his Beneficiary of his entire Individual Account must be completed by December 31 of the calendar year containing the fifth anniversary of the death of such Participant. The provisions of this Section 15.4(f) shall not apply to the portion of the Participant's Individual Account which is payable:

                (i) to a Designated Beneficiary other than the Participant's surviving spouse under Section 15.1 of distributions made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

                (ii) under Section 15.1 to a Designated Beneficiary who is the surviving spouse of the Participant if the distributions begin at least by the later of (A) the December 31 of the calendar year immediately following the calendar year in which the Participant died and (B) the December 31 of the calendar year in which the Participant would have attained age 70 1/2.

        If the Participant has not made an election pursuant to this Section 15.4(f) by the time of his death, the Participant's Designated
        Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section 15.4(f), or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire Individual Account must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

        (g) If a portion of the Participant's Individual Account is payable to the Participant's surviving spouse and such spouse dies before distributions to such spouse begin, the spouse shall be treated as the


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

        Participant under Section 15.4(f) with the exception of the provisions of subsection (ii) thereof.

        (h) Any portion of a Participant's Individual Account paid to a child shall be treated as if such portion has been paid to the Participant's surviving spouse if such portion will become payable to the surviving spouse upon the date the child reaches majority (or other designated event permitted under regulations prescribed by the Secretary of the Treasury).

        (i) Distribution of a Participant's Individual Account is considered to begin on the Participant's Required Beginning Date or, if Section 15.4(g) is applicable, the date distribution is required to begin to the surviving spouse pursuant to Section 15.4(f)(ii).

        (j)     Definitions:

                (i) Designated Beneficiary is the individual who is designated as the Beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the Treasury regulations thereunder.

                (ii) The Required Beginning Date of a Participant shall be determined as follows:

                           (A) If the Participant is not a five percent owner of the Company (as defined below), his Required Beginning Date is the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or (2) the calendar year in which the Participant retires; or

                           (B) If the Participant is a five percent owner of the Company (as defined below), his Required Beginning Date is the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                A Participant who is not a five percent owner of the Company and who commenced receiving benefit payments from the Plan after he attained age 70 1/2 under the rules applicable to the Plan prior to January 1, 1997 may elect to stop receiving such payments until his Required Beginning Date under this subsection (j)(ii).

                A Participant is treated as a five percent owner of the Company for purposes of this Section 15.4(j)(ii) if such Participant is a five percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 of the Code but without regard to whether the Plan is top heavy) at any time during the Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Year. Once


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

                distributions have begun to a five percent owner after his Required Beginning Date, they must continue to be distributed, even if the Participant ceases to be a five percent owner in a subsequent Year.

                (iii) Applicable Life Expectancy means the Life Expectancy (or Joint and Last Survivor Expectancy) computed (by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Treasury regulations) using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If the Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The Life Expectancy of a nonspouse beneficiary may not be recalculated. The method of calculating the Applicable Life Expectancy is irrevocable after the Required Beginning Date. The Participant may elect whether the Applicable Life Expectancy (to be used in calculating distributions commencing during his lifetime) is his Life Expectancy or the Joint and Last Survivor Expectancy of him and his Designated Beneficiary and whether such Life Expectancy (or Joint and Last Survivor Expectancy) are to be recalculated. If the Participant fails to elect before the Required Beginning Date, the Applicable Life Expectancy shall be the Life Expectancy of the Participant (irrespective of whether the Participant has a Designated Beneficiary) and such Life Expectancy shall be recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated, such succeeding calendar year. If annuity payments commence in accordance with Article XV before the Required Beginning Date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

                (iv) Participant's Benefit means the balance of the Participant's Individual Account as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Individual Account as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. For purposes of this Section 15.4(j)(iv), if any portion of the minimum


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

                distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

                (v) Distribution Calendar Year means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to this Section 15.4.

        Sec. 15.5 Withdrawals. Except as provided in subsections (a), (b), (c) and (d) below, no amounts may be withdrawn by a Participant from his 401(k) Account, Savings Account, Reinstatement Account, Employer Account, Prior Plan Account, Rollover Account or Transfer Account until the Participant's employment with an Employer has terminated.

        (a) A Participant, by giving at least ten days' written Notice in the manner prescribed by the Administrator, may withdraw from the Trust Fund all or any part of his Savings Account, determined as of the Valuation Date immediately preceding such written Notice. The Participant shall determine the amount of the withdrawal pursuant to this subsection (a) and shall designate to the Administrator the Investment Fund or Funds from which the withdrawal shall be made. A Participant making a withdrawal pursuant to this subsection (a) shall continue to be eligible to make Salary Reduction Contributions pursuant to Section 3.1;

        (b) After withdrawal of the entire balance of his Savings Account, if any, pursuant to subsection (a) above, a Participant, by giving at least ten days' written Notice in the manner prescribed by the Administrator, may withdraw from the Trust Fund all or any part of his Rollover Account, determined as of the Valuation Date immediately preceding such written Notice. The Participant shall determine the amount of the withdrawal pursuant to this subsection (b) and shall designate to the Administrator the Investment Fund or Funds from which the withdrawal shall be made. In no event may more than one such withdrawal be made with respect to any Year. A Participant making a withdrawal pursuant to this subsection (b) shall continue to be eligible to make Salary Reduction Contributions pursuant to Section 3.1;

        (c) After withdrawal of the entire balance of his Savings Account, if any, pursuant to subsection (a) above and the entire balance of his


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

        Rollover Account, if any, pursuant to subsection (b) above, a Participant who is an Employee and at least age 59 1/2 or older, by giving at least ten days' written Notice in the manner prescribed by the Administrator, may withdraw from the Trust Fund all or any part of his 401(k) Account, determined as of the Valuation Date immediately preceding such written Notice. The Participant shall determine the amount of the withdrawal pursuant to this subsection (c) and shall designate to the Administrator the Investment Fund or Funds from which the withdrawal shall be made. In no event may more than one such withdrawal be made with respect to any Year. A Participant making a withdrawal pursuant to this subsection (c) shall continue to be eligible to make Salary Reduction Contributions pursuant to Section 3.1;

        (d) Except as provided in subsections (a)-(c) above, no amounts may be withdrawn by a Participant from his 401(k) Account, Employer Account and Rollover Account unless the Participant is able to demonstrate financial hardship satisfying the requirements of Section 401(k) of the Code and the applicable Treasury regulations thereunder prior to his (1) separation from service with the Employer, (2) his disability, (3) termination of the Plan without establishment of a successor defined contribution plan [other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code or a simplified employee pension plan as defined in Section 408(k) of the Code] by the Employer,
        (4) the date of the sale or disposition by the Employer to an entity that is not an Affiliated Company of substantially all of the assets [within the meaning of Section 409(d)(2) of the Code] used by the Employer in a trade or business of the Employer with respect to a Participant who continues employment with the entity acquiring such assets, or (5) the date of the sale or disposition by the Employer of its interest in a subsidiary [within the meaning of Section 409(d)(3) of the Code] to an entity which is not an Affiliated Company with respect to a Participant who continues employment with such subsidiary. Subject to the foregoing and after withdrawal of the entire balance of his Savings Account, if any, pursuant to subsection (a) above and the entire balance of his Rollover Account, if any, pursuant to subsection (b) above, a Participant, by giving at least ten days' written Notice on or before December 21, 1997 in the manner prescribed by the Administrator may withdraw prior to January 1, 1998 all or any part of his 401(k) Account and the vested portion of his Employer Account for a financial hardship only if, under uniform rules and regulations, the Administrator determines that (i) the purpose of the withdrawal is to meet the
        Immediate and Heavy Financial Need (as defined below) of the Participant, (ii) the withdrawal is necessary to satisfy the need, and
        (iii) the amount of the withdrawal does not exceed the lesser of (A) the aggregate value of the Participant's 401(k) Account and vested Employer Account as of the Valuation Date immediately preceding the date of the withdrawal, (B) the aggregate of the actual dollar amount of Salary Reduction Contributions made on behalf of the Participant pursuant to
        Section 3.1 and the value of the Participant's vested Employer Account as of the Valuation Date immediately preceding the date of the withdrawal or (C) the amount of such financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution). Hardship withdrawals shall be taken from a Participant's Individual Account in the following order: 401(k) Account, excluding earnings as provided in this paragraph above; and then Employer Account.

                For purposes of this subsection (d), "Immediate and Heavy Financial Need" shall mean (i) expenses for medical care described in
        Section 213(d) of the Code previously incurred by the Participant, his spouse or his dependents (as defined in Section 152 of the Code), or the amount necessary for such persons to obtain medical care described in
        Section 213(d) of the Code, (ii) the purchase (excluding mortgage payments) of a principal residence of the Participant, (iii) the payment of tuition, related educational expenses, fees and room and board expenses for the next 12 months of post-secondary education for the Participant or his spouse, children or dependents (as defined in Section 152 of the Code), (iv) the need by the Participant to prevent eviction from his principal residence or foreclosure on the mortgage of his principal residence and (v) such other circumstances determined by the Commissioner of Internal Revenue in revenue rulings, notices and other promulgated documents of general applicability.

                For  purposes  of this  subsection  (d), a  withdrawal  shall be considered necessary to satisfy a Participant's Immediate and Heavy Financial Need if (i) the amount of the withdrawal does not exceed the amount of the Participant's Immediate and Heavy Financial Need (increased if requested by the Participant by any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal), (ii) the Participant has obtained all distributions, other than hardship withdrawals under this subsection (d), and all nontaxable loans (determined at the time of the loan) currently available to the Participant under the Plan and all other qualified plans maintained by the Employer in which he participates, (iii) all elective deferrals [as defined in Section 402(g)(3) of the Code] and after-tax employee contributions by the Participant to the Plan and all other plans (as described in the next sentence) maintained by the Employer are suspended for a period of 12 months after receipt of the hardship withdrawal hereunder, and (iv) the Participant's elective deferrals [as defined in Section 402(g)(3) of the Code] under the Plan and all other plans maintained by the Employer for the taxable year immediately following the taxable year of the hardship withdrawal may not exceed the applicable dollar limit under Section 3.1 for such following taxable year reduced by the amount of such Participant's elective deferrals for the taxable year of the hardship withdrawal. The suspension of elective deferrals and after-tax employee contributions described in clause (iii) in the immediately preceding sentence also must apply to all other qualified plans and to all nonqualified plans of deferred compensation maintained by the Employer, other than any mandatory employee contribution portion of a defined benefit plan, including stock option, stock purchase and other similar plans, but not including health or welfare benefit plans (other than the cash or deferred arrangement portion of a cafeteria plan). The application of clauses (iii) and (iv) of this paragraph shall cease as of December 31, 1997 notwithstanding the date of the hardship withdrawal.

                Except as provided in clause (iii) of the immediately preceding paragraph, a withdrawal pursuant to this subsection (d) shall not result in a suspension of participation in the Plan.

                No withdrawal may be made under this subsection (d) by reason of an event described in (3), (4) or (5) of the first paragraph of this subsection (d) unless the distribution is in the form of a "lump sum distribution" within the meaning of Section 401(k)(10)(B)(ii) of the Code. In addition, no withdrawal may be made by reason of an event described in (3) or (4) of the first paragraph of this subsection (d) unless the transferor corporation continues to maintain the Plan after the disposition. Each withdrawal under this subsection (d) at the time it is paid shall be charged to the Individual Account of the Participant from which the withdrawal is made.

All withdrawals under this Section 15.5 shall be made as soon as administratively practicable following the date Notice of withdrawal is received by the Administrator. The advance Notice requirement of this Section 15.5 may be waived by the Administrator in its sole discretion. All withdrawals under this
Section 15.5 shall be based on the value of the Participant's 401(k) Account, Savings Account, Employer Account and Rollover Account, as the case might be, as of the Valuation Date for which the withdrawal is to be made. Withdrawals under this Section 15.5 shall, to the extent required by the Code, be subject to the provisions of Section 15.11. A Participant may, subject to any restrictions and limitations imposed on a particular Investment Fund, direct withdrawals under this Section 15.5 which are less than the full value of any Individual Account from which an amount is withdrawn to be charged to any one or more of the Investment Funds in which such Individual Account is invested. Such direction shall be given by the Participant with his Notice to withdraw and shall specify the manner in which the withdrawal will be allocated among the Investment Funds. If a Participant does not specify the manner in which a withdrawal shall be allocated among Investment Funds, the Administrator shall allocate the withdrawal on a pro rata basis among the Participant's Investment Fund elections, subject to any restrictions or limitations applicable to a particular Investment Fund. Payments under this Section 15.5 shall be made in a single sum payment in cash.

        Sec. 15.6 Claims Procedure. The Administrator shall make all determinations as to the right of any person to receive a benefit. The denial by the Administrator of a claim for benefits under the Plan shall be stated in a written instrument signed by the Administrator and delivered to or mailed to the claimant within 60 days after receipt of the claim by the Administrator, unless special circumstances require an extension of time for processing the claim, in which case a determination shall be made as soon as possible, but in no event later than 120 days after receipt of the claim. Written notice of the extension shall be furnished to the claimant prior to the termination of the initial 60-day period and shall indicate the circumstances requiring the extension and the date by which the Administrator expects to render its decision. The written decision shall set forth:

        (a)     the specific reason or reasons for the denial;

        (b) a specific reference to the pertinent provisions of the Plan on which the denial is based;

        (c) a description of any additional material or information necessary for the claimant to perfect a claim and an explanation of why such material or information is necessary; and

        (d)     a statement that the claimant may:

                (i) request a review upon written application to the Administrator;

                (ii)  review pertinent plan documents; and

                (iii) submit issues and comments in writing.

If notice of the denial is not furnished in accordance with the above procedure, the claim shall be deemed denied and the claimant shall be permitted to proceed with the review procedure. A request by the claimant for a review of the denied claim must be delivered to the Administrator within 60 days after receipt by such claimant of written notification of the denial of such claim. The Administrator shall, not later than 60 days after receipt of a request for a review, make a determination concerning the claim. If special circumstances require, the Administrator shall notify the claimant that an extension of time for processing, not in excess of 120 days after receipt of the request for review, is necessary. A written statement stating the decision on review, the specific reasons for the decision, and the specific provisions of the Plan on which the decision is based shall be mailed or delivered to the claimant within such 60 (or 120) day period. If the decision on review is not furnished within the appropriate time, the claim shall be deemed denied on review. All communications from the Administrator to the claimant shall be written in a manner calculated to be understood by the claimant.

        Sec. 15.7 Administrator's Duty to Trustee. The Administrator will notify the Trustee at the appropriate time of all facts which may be necessary hereunder for the proper allocation of increases, decreases, expenses, and contributions for Participants, the proper payment or distribution of benefits, or the proper performance of any other act required of the Trustee hereunder. The Administrator will notify the Trustee of such facts as are needed by the Trustee to perform its functions under the Plan. The Administrator will secure appropriate elections, directions, and designations for Participants, Former Participants and Beneficiaries provided for in the Plan.

        Sec. 15.8 Duty to Keep Administrator Informed of Distributee's Current Address. Each Participant and Beneficiary must file with the Administrator from time to time in writing his post office address and each change of post office address. Any communication, statement or notice addressed to a Participant, Former Participant or Beneficiary at his last post office address filed with the Administrator or if no address is filed with the Administrator then at his last post office address as shown on an Employer's records, will be binding on the Participant or Former Participant, and his Beneficiary, for all purposes of the Plan. Neither the Administrator nor the Trustee shall be required to search for or locate a Participant, Former Participant or Beneficiary.

        Sec. 15.9 Failure to Claim Benefits. If the Administrator notifies the Participant, Former Participant or Beneficiary by registered or certified mail at his last known address that he is entitled to a distribution and also notifies him of the provisions of this Section 15.9, and the Participant, Former Participant or Beneficiary fails to claim his benefits under the Plan or make his current address known to the Administrator within a reasonable period of time after such notification, the Administrator shall direct that all unpaid amounts which would have been payable to such Participant, Former Participant or Beneficiary will be forfeited and applied as provided in Section 14.5. In the event that the Participant, Former Participant or Beneficiary is subsequently located, the amounts which were forfeited shall be distributed to the Participant, Former Participant or Beneficiary, and an Employer shall contribute an amount to the Plan which is equal to the amount distributed under the terms of this Section 15.9 to the extent that such amount cannot be reinstated through forfeitures occurring during the Year of payment. Notwithstanding the preceding sentences, if the Administrator is trying to locate a Participant, Former Participant or Beneficiary in connection with (i) a minimum required distribution under Section 15.4 or (ii) a return of Excess Elective Deferrals


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under Section 4.1, Excess Salary Reduction  Contributions  under Section 4.3, or
Excess  Matching   Contributions   under  Section  5.2,  and  the  Administrator
determines that such Participant, Former Participant or Beneficiary cannot be located, the Administrator shall establish an escrow account outside of the Plan in the name of that Participant, Former Participant or Beneficiary and direct the Trustee to distribute such amount to that account.

        Sec. 15.10 Distribution Pursuant to Qualified Domestic Relations Orders. The Administrator shall establish policies and procedures for reviewing domestic relations orders relating to a Participant's interest in the Plan. The
Administrator or its delegate shall determine whether any such domestic relations order is a Qualified Domestic Relations Order. Notwithstanding any other provision of the Plan to the contrary, effective September 1, 1997, if the provisions of a Qualified Domestic Relations Order provide that distributions shall be made to an Alternate Payee prior to the time that the Participant with respect to whom the Alternate Payee's benefits are derived attains age 50 or would be entitled to a distribution of assets from the Plan, the Administrator shall direct the Trustee to commence payments to the Alternate Payee as soon as administratively practicable following the later of (i) the receipt of such Qualified Domestic Relations Order by the Administrator or (ii) the date the Administrator receives the Alternate Payee's written consent to such distribution. Until such time as payment is made to an Alternate Payee pursuant to this Section 15.10, the Alternate Payee shall have no rights under the Plan other than the rights of a Beneficiary and the right to direct the investment of amounts awarded to the Alternate Payee. If an Alternate Payee does not receive an immediate distribution pursuant to this Section 15.10, the Administrator shall direct the Recordkeeper to identify the Alternate Payee's interest in the Trust Fund pending a distribution to the Alternate Payee and the Alternate Payee may direct the investment of the Alternate Payee's interest in the Trust Fund pursuant the provisions of Section 22.8.

        Sec. 15.11 Tax Withholding and Participant's Direct Rollover. Unless provided otherwise in regulations promulgated by Secretary of the Treasury, to the extent required under Section 3405 of the Code, the Trustee shall withhold 20% of the taxable portion of the Plan distribution or withdrawal made to a Participant, Former Participant or Beneficiary after December 31, 1992 which constitutes an eligible rollover distribution within the meaning of Section 402(c)(4) of the Code. Any amount withheld shall be deposited by the Trustee with the Internal Revenue Service for the purpose of paying the distributee's federal income tax liability associated with the distribution or withdrawal. Notwithstanding the foregoing provisions, commencing on and after January 1, 1993, each Participant, each Former Participant and each spouse (or former spouse under a Qualified Domestic Relations Order) of a Participant or Former Participant shall be given the right to elect [pursuant to Section 401(a)(31) of


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

the Code] to rollover all or any portion of the taxable amount of such person's distribution or withdrawal (subject to limitations and restrictions, if any, adopted by the Administrator in accordance with applicable Treasury regulations) directly to an eligible retirement plan as defined in Section 402(c)(8)(B) of the Code as limited by Section 402(c)(9) of the Code and, to the extent a direct rollover is elected by any such person, the withholding requirements of this
Section 15.11 will not apply. If permitted by the Code or applicable Treasury regulations, a direct rollover as described in the preceding sentence may be accomplished by delivering a check from the Plan to the distributee payable to the trustee or custodian of the eligible retirement plan. Each such election shall be in writing on a form prescribed by the Administrator for such purpose and given to the Participant, Former Participant or spouse within a reasonable period of time prior to the distribution or withdrawal.

                                   Article XVI

                                     NOTICES

     Sec. 16.1 Notice. As soon as practicable after a Participant, Former Participant or Beneficiary makes a request for payment, the Administrator shall notify the Recordkeeper of the following information and give such directions as are necessary or advisable under the circumstances:

        (a) name and address of the Participant, Former Participant or Beneficiary, and

        (b)     amount to be distributed.

In addition to the information described above, for distributions and withdrawals occurring after December 31, 1992, the Administrator shall notify the Recordkeeper and/or the Trustee, if applicable, as to the identity, address and other pertinent information of eligible retirement plans as described in
Section 402(c)(8)(B) of the Code to which the payee has elected to rollover directly such distribution or withdrawal pursuant to Section 15.11 of the Plan.

        Sec. 16.2 Modification of Notice. At any time and from time to time after giving the Notice as provided for in Section 16.1, the Administrator may modify such original Notice or any subsequent Notice by means of a further Notice or notices to the Trustee but any action taken or payments made by the Trustee pursuant to a prior Notice shall not be affected by a subsequent Notice.

        Sec. 16.3 Reliance on Notice. Upon receipt of any Notice as provided in this Article XVI, the Recordkeeper and/or the Trustee, as applicable, shall promptly take whatever action and make whatever payments are called for therein, it being intended that the Trustee may rely upon the information and directions in such Notice absolutely and without question. However, the Trustee may call to the attention of the Administrator any error or oversight which the Trustee believes to exist in any Notice.



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
                                  Article XVII

                        AMENDMENT OR TERMINATION OF PLAN

      Sec. 17.1 Amendment or Termination by Company. At any time the Company acting through its governing body may amend or modify the Plan, retroactively or otherwise, or may terminate the Plan, subject, however, to the other provisions of this Article XVII. Such termination may be made without consent being obtained from the Trustee, the Recordkeeper, any Employer or Affiliated Company, the Administrator, the Committee, the Participants or their Beneficiaries, the Employees or any other interested person. Also the Plan shall be considered terminated if the Company ceases business operations or if there is a complete discontinuance of Employer contributions to the Plan.

     Sec. 17.2 Effect of Amendment. No amendment or modification hereof by the Company, unless made to secure the approval of the Commissioner of Internal Revenue or other governmental bureau or agency, shall:

        (a) operate retroactively to reduce or divest the then vested interest in any Individual Account or to reduce or divest any benefit then payable hereunder; or

        (b) change the duties or responsibilities of the Trustee without the written consent or approval of the Trustee.

Each such amendment shall be in writing signed by duly authorized officers of the Company with such consents or approval, if any, as provided above and shall become effective as designated in such amendment.

        Sec.   17.3   Distribution   on   Termination   or   Discontinuance   of
Contributions. Upon termination of the Plan or complete discontinuance of contributions to the Plan, any amount of the Trust Fund previously unallocated, including any amounts in a suspense account established under Article VIII, shall be allocated (unless such allocation would violate Article VIII), and the Individual Accounts of all Participants, Former Participants, and Beneficiaries shall thereupon be and become fully vested and nonforfeitable to the extent then funded. The Trustee shall deduct from the Trust Fund all unpaid charges and expenses including those relating to said termination, except as the same may be paid by an Employer. The Trustee shall then adjust the balance of all Individual Accounts on the basis of the net value of the Trust Fund. The Trustee shall distribute the amount to the credit of each Participant, Former Participant and Beneficiary when all appropriate administrative procedures have been completed. If any amount in a suspense account shall not be allocable because of the provisions of Article VIII, such amount shall be returned to the Employer. Upon any complete discontinuance of contributions by an Employer, the assets of the Trust Fund shall be held and administered by the Trustee for the benefit of the Participants employed by such Employer discontinuing contributions in the same


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

manner and with the same powers, rights, duties and privileges herein described until the Trust Fund with respect to such Employer has been fully distributed. Upon the partial termination of the Plan, the Individual Accounts of affected Participants, Former Participants and Beneficiaries shall thereupon be and become fully vested and nonforfeitable to the extent then funded and shall be distributed to such Participants, Former Participants and Beneficiaries by the Trustee when all appropriate administrative procedures have been completed. If no other defined contribution plan [other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code or a simplified employee pension plan as defined in Section 408(k) of the Code] is maintained by the Company or any other Affiliated Company as of the Plan termination date, subject to the requirements of Section 15.11, the Administrator shall direct the Trustee to distribute each Participant's entire Individual Account in a single lump sum distribution without his consent as soon as administratively practicable after the later of (i) the termination date of the Plan or (ii) the receipt following application of a favorable determination letter from the Internal Revenue Service with respect to the termination of the Plan. If, however, the Company or any Affiliated Company maintains another defined contribution plan [other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code or a simplified employee pension plan as defined in Section 408(k) of the Code] as of the Plan termination date, then except as provided in the next sentence, each Participant's entire Individual Account shall be transferred by the Trustee, without the Participant's consent, to such other defined contribution plan. A Participant may request in writing that the Trustee distribute his Individual Account, excluding the balance attributable to his 401(k) Account unless distribution of such accounts would be permitted under Section 401(k)(2)(B) of the Code and the applicable Treasury regulations thereunder, in a single lump sum distribution, subject to the requirements of Section 15.11, as soon as administratively practicable after the later of (i) the termination date of the Plan or (ii) the receipt following application of a favorable determination letter from the Internal Revenue Service with respect to the termination of the Plan.

        Sec. 17.4 Reversion of Contributions to Employer.  Except as provided in
Section 3.5 and Section 17.3, under no circumstances or conditions shall the Trust Fund or any portion thereof revert to any Employer or be used for or diverted to the benefit of anyone other than Participants, Former Participants and Beneficiaries, it being understood that the Trust Fund shall be for the exclusive benefit of Participants, Former Participants and Beneficiaries.

        Sec. 17.5 Amendment of Vesting Schedule. At any time that the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable


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

interest in his Individual Account, each Participant who has completed a Period of Service of at least three years, whether or not consecutive, may elect to have his vested interest in his Employer Account determined under the vesting schedule in effect prior to such amendment. An election made under the preceding sentence may be made at any time within 60 days after the later of the date:

        (a) the amendment is adopted;

        (b) the amendment becomes effective; or

        (c) the Participant is issued written notice of the amendment by the Administrator.

An election under this Section shall be made in a written instrument delivered to the Administrator and once made, shall be irrevocable. For the purposes of this Section, a Participant shall be considered to have completed a Period of Service of at least three years, described in this Section if he shall have completed such years prior to the end of the period during which he could make an election hereunder.

        Sec. 17.6 Merger or Consolidation of Plan. In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants in this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

        (a) each Participant would (if either this Plan or the other plan had then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated); and

        (b) such other plan and trust fund are qualified under Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code.

                                  Article XVIII

                                    COMMITTEE

        Sec. 18.1 Committee Composition. The Company may appoint a Committee consisting of any number of members as determined by the Company. The Company may remove any member of the Committee at any time and a member may resign by written notice to the Company. Any vacancy in the membership of the Committee shall be filled by appointment of the governing body of the Company, but pending


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

the filling of any such vacancy the then members of the Committee may act hereunder as though they alone constitute the full Committee.

     Sec. 18.2 Committee Actions. Any and all acts and decisions of the Committee shall be by at least a majority of the then members, but the Committee may delegate to any one or more of its members the authority to sign notices or other documents on its behalf or to perform ministerial acts for it, in which event the Trustee and any other person may accept such notice, document or act without question as having been authorized by the Committee.

     Sec. 18.3 Committee Procedure. The Committee may, but need not, call or hold formal meetings and any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. The Committee shall maintain adequate records of its decisions which records shall be subject to inspection by the Company, Employer, any Participant, Former Participant, Beneficiary, and any other person to the extent required by law, but only to the extent that they apply to such person. Also the Committee may designate one of its members as Chairman and one of its members as Secretary and may establish policies and procedures governing it as long as the same are not inconsistent with the terms of the Plan.

     Sec. 18.4 Delegation to Committee and Company's Duty to Furnish Information. The Committee shall perform the duties and may exercise the powers and discretion given to it in this Plan and its decisions and actions may be relied upon by all persons affected thereby. The Trustee and the Recordkeeper may rely without question upon any notices, directions, or other documents received from the Committee. The Company and each Employer shall furnish the Committee with all data and information available to the Company which the Committee may reasonably require in order to perform its duties. The Committee may rely without question upon any such data or information furnished by the Company and each Employer.

     Sec. 18.5 Construction of Plan and Trustee's and Recordkeeper's Reliance. Any and all matters involving the Plan, including but not limited to any and all disputes which may arise involving Participants, Former Participants, and Beneficiaries and/or the Trustee or the Recordkeeper shall be referred to the Committee. The Committee has the exclusive discretionary authority  to  construe  the terms of the Plan and the  exclusive  discretionary authority to determine eligibility for all benefits hereunder. Any such determinations or interpretations of the Plan adopted by the Committee shall be final and conclusive and shall bind all parties. The Trustee and the Recordkeeper may rely upon the decision of the Committee with respect to any question concerning the meaning, interpretation, or application of any provision of the Plan.

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

     Sec. 18.6 Committee Member's Abstention in Cases Involving Own Rights. Notwithstanding any other provision of this Article XVIII, no Committee member shall vote or act upon any matter involving his own rights, benefits, or participation in the Plan.

     Sec. 18.7 Counsel to Committee. The Committee may engage agents to assist it and may engage legal counsel who may be legal counsel for the Company. All reasonable expenses incurred by the Committee may be paid from the Trust Fund.

                                   Article XIX

                                  MISCELLANEOUS

     Sec. 19.1 No Employment or Compensation Agreement. Nothing contained in the Plan shall be construed as giving any person or entity any legal or equitable right against the Company, any Employer, any Affiliated Company, their stockholders or partners, officers or directors, the Named Fiduciary, the Committee, the Administrator, the Trustee or the Recordkeeper, except as the same shall be specifically provided in the Plan. Nor shall anything in the Plan give any Participant or other Employee the right to be retained in the service of an Employer. The employment of all persons by an Employer shall remain subject to termination by such Employer to the same extent as if the Plan had never been executed.

     Sec. 19.2 Spendthrift Provision. Except as provided by the terms of a domestic relations order which is determined to be qualified under Section 414(p) of the Code, no Participant, Former Participant, or Beneficiary shall have the right to assign or transfer his interest hereunder, nor shall his interest be subject to claims of his creditors or others, it being understood that all provisions of the Plan shall be for the exclusive benefit of those designated herein.

     Sec. 19.3 Construction. It is the intention of each Employer that the Plan be qualified under Section 401 of the Code, and all provisions hereof should be construed to that result.

     Sec.  19.4  Titles.   Titles  of  Articles  and  Sections  hereof  are  for
convenience only and shall not be considered in construing the Plan.

     Sec. 19.5 Texas Law Applicable. The Plan and each of its provisions shall be construed andtheir validity determined by the laws of the State of Texas.

     Sec. 19.6 Successors and Assigns. The Plan shall be binding upon the successors and assigns of the Company and each Employer and the Trustee and upon the heirs and personal representatives of those individuals who become Participants hereunder.




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

     Sec. 19.7 Allocation of Fiduciary Responsibility by Named Fiduciary. The Named Fiduciary may, by written instrument, allocate some or all of its responsibilities to another fiduciary, including the Trustee, or designate another person to carry out some or all of its fiduciary responsibilities. Each fiduciary to whom responsibilities are allocated by the Named Fiduciary will be furnished a copy of the Plan and their acceptance of such responsibility will be made by agreeing in writing to act in the capacity designated. The Named
Fiduciary shall not be liable for an act or omission of any person (who is allocated a fiduciary responsibility or who is designated to carry out such responsibility) in carrying out a fiduciary responsibility except to the extent that with respect to the allocation or designation, continuation thereof, or implementation or establishment of the allocation or designation procedures the Named Fiduciary (i) did not perform all of his duties and responsibilities and exercise his powers hereunder with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, (ii) knowingly participates in or knowingly undertakes to conceal an act or omission of another fiduciary of the Plan, with the knowledge that such act or omission is a breach of fiduciary responsibility, (iii) did not make reasonable efforts under the circumstances to remedy a breach of fiduciary responsibility of which the Named Fiduciary has knowledge, or (iv) did not carry out its specific responsibilities, in accordance with the standard set forth in (i) above, and as a result, it has enabled another fiduciary of the Plan to commit a breach. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

     Sec. 19.8 Expenses of Administration. Except to the extent paid by an Employer, the Administrator shall cause the Trustee to pay all expenses incurred in the administration of the Plan, including expenses of the Committee, the Recordkeeper and the Administrator, and expenses and compensation of the Trustee and the expenses of counsel.

                                   Article XX

                        ADOPTION BY AFFILIATED COMPANIES

     Sec. 20.1 Transfer of Employment to Another Employer. When an Employee's employment with any Employer is terminated, but such Employee continues to be a Participant by reason of continued employment by another Employer, the Participant concerned shall not be considered to have changed employers for purposes of determining the Participant's eligibility, vesting rights, participation, and Plan benefits.

        Sec. 20.2 Contributions and Forfeitures. Each Participant shall have his Employer Account credited with his share of his former Employer's contributions


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

and with his share of his new Employer's contributions. The aggregate of the Salary Reduction Contributions by such Participant during the portion of the Year employed by an Employer shall constitute the basis for his allocation of that particular Employer's Matching Contribution, if any, for that Year and the aggregate of the Participant's Annual Compensation during the portion of the Year employed by an Employer shall constitute the basis for his allocation of that particular Employer's profit sharing contribution, if any, for that Year. Forfeitures shall be applied as provided in Section 14.5 (as determined by the Company) to reduce the contribution of any or all Employers during the Year.

        Sec. 20.3 Action by Company. The Employers delegate to the Company the authority to amend the Plan, remove the Trustee, Administrator and Recordkeeper, or a Committee member, appoint a new or additional Trustee or Committee member, appoint a new Administrator or Recordkeeper, or take all other actions concerning the Plan without joinder or approval of the other Employers.

                                   Article XXI

                                   THE TRUSTEE

     Sec. 21.1 Trust Fund. A Trust Fund has been created and will be maintained for the purposes of the Plan, and the monies thereof will be invested in accordance with the terms of the Trust Agreement which forms a part of the Plan. All Salary Reduction Contributions, Matching Contributions, Employer profit sharing contributions, and Employer qualified non-elective contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund.

     Sec. 21.2 Trustee's Duties. Except as otherwise specifically provided in the Trust Agreement, the Trustee's obligations, duties and responsibilities are governed solely by the terms of the Trust Agreement, reference to which is hereby made for all purposes.

     Sec. 21.3 Benefits Only from Trust Fund. Any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction. In no event will any Employer or any of its officers, Employees, agents, members of its board of directors, the Trustee, any successor trustee, the Administrator, the Recordkeeper or any member of the Committee, be liable in their individual capacities to any person whomsoever, under the provisions of the Plan or Trust Agreement, absent a breach of fiduciary responsibility determined pursuant to the applicable provisions of ERISA.

     Sec. 21.4 Trust Fund Applicable Only to Payment of Benefits. The Trust Fund will be used and applied only in accordance with the provisions of the Plan, to provide the benefits thereof, except as provided in Section 19.8 regarding payment of administrative expenses, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons thereunder entitled to benefits.

     Sec. 21.5 Texas Trust Code. Although it is intended that the foregoing powers of the Trustee be applicable hereunder, it is also intended that all provisions of the Texas Trust Code, and any amendments thereto, not inconsistent with the above enumerated powers or other provisions of the Plan, shall be applicable in the administration of the Trust Fund.

     Sec. 21.6 Voting of Company Stock. The Trustee shall, upon notice to it of any stockholders' meeting of the Company, promptly cause the Transfer Agent for the Company (the "Transfer Agent") to send each Participant and Former Participant a copy of the proxy solicitation materials, together with a form requesting confidential voting instructions to the Transfer Agent regarding shares of Company Stock allocated to his Individual Account. Each Participant and Former Participant shall be entitled to direct the Trustee as to the manner in which all shares (including fractional shares) of Company Stock allocated to his Individual Account are to be voted, provided he delivers instructions to the Transfer Agent directing it how to vote such shares at least five business days prior to the date such vote shall be required. In the event a Participant or Former Participant delivers conflicting instructions, the instructions delivered last in time shall control. In the event a Participant or Former Participant fails to deliver such instructions, the Trustee shall vote such shares proportionately to the ratio of the votes of the Participants and Former Participants who have delivered voting instructions to the Transfer Agent. All instructions shall be maintained by the Transfer Agent to safeguard the confidentiality of the instructions.

        Sec.  21.7 Tender and Exchange  Offers.  The  provisions of this Section
21.7 shall apply in the event that a tender offer, which is subject to Section 14(d)(1) of the Securities Exchange Act of 1934, as amended, is made for shares of Company Stock or an offer to exchange securities of another company for shares of Company Stock, which is the subject to the Securities Act of 1933, as amended, is made. Upon such a tender or exchange offer occurring, the Company and the Trustee shall utilize their best efforts to cause the Transfer Agent to notify each affected Participant and Former Participant and to cause to be distributed to him such information as will be distributed to the stockholders of the Company generally in connection with any such tender or exchange offer and a form by which the Participant or Former Participant may direct the Transfer Agent in writing as to what action, as set forth below, to take on behalf of that Participant or Former Participant with respect to the shares of

Company Stock allocated to his Individual Account under the Plan. If the Transfer Agent does not receive such written directions from a Participant or Former Participant, the Transfer Agent shall not tender or offer to exchange any shares of the Company Stock held in that Participant's or Former Participant's Individual Account.

        (a) Cash Tender Offer. In connection with a cash tender offer, a Participant or Former Participant may direct the Transfer Agent to tender any or all shares of Company Stock held in the Participant's or Former Participant's Individual Account. Any cash received by the Trustee as a result of such tender shall be invested by the Trustee in such short-term interest bearing investments as it deems appropriate pending direction from Participants and Former Participants regarding the reinvestment of such cash in the Investment Funds then available under the Plan.

        (b) Exchange Offer. In connection with an exchange offer, a Participant or Former Participant may direct the Transfer Agent to offer for exchange any or all shares of Company Stock held in the Participant's or Former Participant's Individual Account. Any property received by the Trustee in connection with such exchange shall be held by the Trustee in separate accounts for the affected Participants and Former Participants pending directions from them regarding the reinvestment of such property in the Investment Funds that are available under the Plan.

        (c) Tender and Exchange Offer. In connection with a combination tender and exchange offer, a Participant or Former Participant may direct the Transfer Agent to tender and offer for exchange any or all shares of Company Stock held in the Participant's or Former Participant's Individual Account with any cash received by the Trustee as a result of such tender treated as provided in subsection (a) above and any property received by the Trustee in connection with the exchange treated as provided in subsection (b) above.

        A tender or exchange offer direction given by a Participant or Former Participant may be revoked by the Participant or Former Participant by completion of the form prescribed therefor by the Administrator, provided such form is filed with the Transfer Agent at least two business days prior to the withdrawal-date-deadlines provided for in the regulations with respect to tender or exchange offers prescribed by the Securities and Exchange Commission.

        The Transfer Agent shall use its best efforts to effect on a uniform and nondiscriminatory basis the sale or exchange of the shares of Company Stock as directed by the Participants and Former Participants. However, neither the Transfer Agent, the Administrator, the Committee nor the Trustee insures that all or any part of the shares of the Company Stock directed by a Participant or


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

Former Participant to be tendered or exchanged will be accepted under the tender or exchange offer. Any such shares of Company Stock not so accepted shall remain in the Participant's or Former Participant's Individual Account and the Participant or Former Participant shall continue to have the same rights with respect to such shares of Company Stock as he had immediately prior to the Transfer Agent's tendering of the shares.

        If a tender or exchange offer is made, the Administrator shall adopt such rules, prescribe the use of such special administrative forms and procedures, delegate such authority, take such action and execute such instruments or documents and do every other act or thing as shall be necessary or in its judgment proper for the implementation of this Section 21.7. All instructions from Participants and Former Participants regarding a tender or exchange offer shall be maintained by the Transfer Agent to safeguard the confidentiality of the instructions.

        Notwithstanding anything in the Plan to the contrary, in administering the tendering or exchange of shares pursuant to the applicable provisions of the Plan, it is intended that the confidentiality of the tenders or exchanges, as the case may be, made by Participants or Former Participants pursuant to the provisions of the Plan shall be maintained by the Transfer Agent as contemplated in Section 203 of the General Corporation Law of the State of Delaware.

                                  Article XXII

                            INVESTMENTS AND CONTRACTS

     Sec. 22.1 Permitted Investments. The investments permitted under the provisions of this Article XXII shall be in addition to any investments authorized pursuant to the provisions of the Trust Agreement.

        Sec. 22.2 Investment of Trust Assets. In addition to all investments allowable under the Texas Trust Code, and subject to the instructions of an Investment Advisor who is duly appointed as provided in Section 22.5, the Trustee may invest and reinvest the principal and income of the Trust Fund and shall keep such assets invested, without distinction between principal and income, in such property, real or personal, or part interests therein, wherever situated, as the Trustee may deem suitable without regard to the proportion such property or property of a similar character held in the Trust Fund may bear to the entire amount so held, including, but not limited to, capital, common and preferred stocks; personal, corporate, and governmental obligations; trust and participation certificates, oil, mineral, or gas properties, fee simple interests in real property; royalty interests or rights (including equipment pertaining thereto); machinery, equipment, leaseholds; mortgages (including mortgages inferior to other liens); other interests in real or personal property; notes and other evidences of indebtedness or ownership, secured or unsecured; partnership interests; contracts, and chooses in action. In addition, the Trustee shall, upon direction of the Named Fiduciary, make a loan to a Participant to the extent permitted in Section 22.11. Also, the Trustee may purchase life insurance or annuity contracts as hereinafter provided in this Article. The Trustee shall be obliged to use good faith and to exercise its honest judgment as to what investments are from time to time in the best interests of the Trust Fund and those entitled to benefit under the Plan.
Furthermore, the Trustee may hold any portion of the Trust Fund in cash and uninvested whenever it deems such holding necessary or advisable.

     Sec. 22.3 Investment in Qualifying Employer Real Property and Qualifying Employer Securities. If directed by the Named Fiduciary, the Trustee is permitted to hold or to lease or to purchase from or to sell or lease to an Employer or any other person or entity "qualifying employer real property," and to hold, or to purchase from or sell to an Employer or any other person or entity "qualifying employer securities," as each term is defined in Section 407(d) of ERISA. Up to 100% of the fair market value of the assets of the Trust Fund may be invested in qualifying employer real property and qualifying employer securities. The Trustee shall purchase and sell securities only in compliance with applicable state and federal securities laws and in accordance with directions of the Named Fiduciary.

     Sec. 22.4 Investment in Certificate of Deposit. The Trustee, if a bank, may invest in certificates of deposit issued by the Trustee provided such certificates of deposit bear both a competitive and reasonable rate of interest.

     Sec. 22.5 Appointment of Investment Advisor. The Named Fiduciary may appoint an investment advisor as permitted by Section 402(c)(3) of ERISA to direct the Trustee with regard to the investment of the assets held under the Plan. For purposes of this Section 22.5, "investment advisor" shall mean a fiduciary of the Plan who (i) is registered as an investment advisor under the Investment Advisors Act of 1940, (ii) is a bank, as defined in the Investment Advisors Act of 1940, or (iii) an insurance company qualified under the laws of more than one state to manage, acquire, or dispose of any asset of the Plan. If such an investment advisor be so appointed, the Trustee shall invest the assets held under the Plan in accordance with the written directions received from such investment advisor. The Trustee shall not be obligated to accept direction from the investment advisor until such investment advisor acknowledges in writing that it is a fiduciary of the Plan.

        Sec. 22.6 Named Fiduciary's Control of Investments. Notwithstanding any other provision in this Article XXII, the Named Fiduciary is hereby given the right and power to direct the Trustee in writing to purchase, sell, lease, or otherwise act for the Trust Fund in regard to any property, whether real, personal, tangible or intangible, and to the extent that the Named Fiduciary so directs the Trustee, all rights, duties, and obligations with respect to said


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

investment shall have been allocated to the Named Fiduciary within the meaning of Section 405 of ERISA, unless the direction is contrary to ERISA, and the Trustee shall carry out said directions without being liable or responsible in any way for any losses or unfavorable results resulting therefrom. However, the Named Fiduciary may specifically abdicate part or all of such right and power in a written instrument so stating delivered to the Trustee. Furthermore, it is not intended that the Trustee be required to ascertain whether the Named Fiduciary desires to give written directions pursuant to this Section before the Trustee exercises any power, right, or discretion granted to the Trustee hereunder.

        Sec. 22.7 Investment in Collective Investment Trust. The Trustee may invest the assets of the Trust Fund in any common or collective investment trust or pooled investment fund maintained by a bank or trust company supervised by a state or federal agency or pooled investment fund maintained by an Insurance Company licensed to do business in a state, including any bank, trust company or Insurance Company which may be a fiduciary or an affiliate of a fiduciary of the Plan, which fund or funds then provide for the pooling of the assets of plans described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code. The provisions of the document governing such common or collective investment trust or pooled investment fund, as it may be amended from time to time, shall govern any investment therein and are hereby made a part of the Plan.

        Furthermore, the Trustee, for collective investment purposes, may combine into one trust fund the Trust and the trust created under any other qualified retirement plan of an Affiliated Company. However, the Trustee shall maintain separate records of account for the assets of each trust in order to properly reflect each Participant's interest under each such plan.

        Sec. 22.8 Participant Direction of Investments. To the extent permitted by the Administrator from time to time, based on a non-discriminatory policy, each Participant and Former Participant may direct the Trustee concerning the investment of his Individual Account among Investment Funds made available to the Participants and Former Participants by the Administrator from time to time. Except with respect to the Employer's Matching Contributions, a Participant or Former Participant may elect to invest the balance of his Individual Account in any one or more of the Investment Funds, but any such election of the Investment Funds must be in 10% increments totaling 100%. The Matching Contributions and the portion of a Participant's or Former Participant's Reinstatement Account attributable to Matching Contributions, if any, shall be invested solely in Fund
5. At the time an Employee becomes a Participant, he shall complete and file with the Administrator using the form furnished by the Administrator designating


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

the Investment Funds under which his Salary Reduction Contributions, accounts under a plan merged into the Plan, Rollover Contributions, if any, and Employer profit sharing contributions allocated to his Individual Account, if any, are to be initially invested. Separate elections may not be made with respect to different types of contributions. The Employer's profit sharing contributions pursuant to Section 3.3, if any, shall be invested in accordance with the Participant's election in effect at the time that such Employer contributions are actually made to the Plan. The directions, and any change thereto, must be in writing, or, if permitted by the Administrator, by Interactive Telephone Communication. If a Participant fails to direct the investment of his Individual Account, the entire balance of his Individual Account shall be invested in Fund 4.

     Sec. 22.9 Changes to Prior Participant Direction of Investments. A Participant's direction of the investment of his Individual Account shall remain the same until changed by such Partici-pant pursuant to this Section. Except with respect to the balance of his Individual Account attributable to Matching Contributions, a Participant may change the direction of the investment of the current balance of his Individual Account or future contributions allocated to his Individual Account, or both, other than Matching Contributions, effective as of any day following any Valuation Date by filing the appropriate form, or by Interactive Telephone Communication (if applicable), prior to such Valuation Date. Only one investment change (whether for future contributions, past contributions or both) may be made with respect to his Individual Account during any calendar quarter.

     Sec. 22.10 Effect of Participant Direction of Investments. If the Participant shall exercise any such right to direct the investment of his Individual Account, then, to that extent, the obligations, discretion, and duties with respect to such investments shall be deemed to have been allocated to the Participant within the meaning of Section 404(c) of ERISA, and unless the direction is contrary to ERISA or the Administrator shall determine that such investment would be administratively infeasible and so notify the Participant, such directions shall be followed and no fiduciary with respect to the Plan shall be liable or responsible in any way for any losses or unfavorable results resulting therefrom. It is not intended that the Administrator be required to ascertain whether the Participant desires to give written or Interactive Telephone Communication directions pursuant to this Section before the Trustee exercises any power, right, or discretion granted the Trustee under the Trust Agreement.

     Sec. 22.11 Participant Loans. The Administrator may, in its sole discretion and in accordance with a uniform and nondiscriminatory policy established by it, permit loans to be made to a Participant, former Participant or Beneficiary provided that any such loan (i) shall be made available to all such Participants, former Participants and Beneficiaries on a reasonably equivalent basis, (ii) shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants, (iii) shall


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

bear a reasonable rate of interest, (iv) shall be adequately secured, and (v) shall provide for periodic repayment over a reasonable period of time. In addition, loans granted or renewed pursuant to this Section 22.11 shall be granted or renewed in accordance with a written loan policy established by the Administrator (which policy, when properly adopted, is hereby incorporated by reference and made a part of this Plan). Such written loan policy, once established may be modified or amended in writing from time to time without the necessity of amending this Section 22.11. The loan policy established by the Administrator shall comply with the applicable provisions of ERISA and regulations promulgated pursuant thereto and with any limitations imposed by the Code and regulations promulgated pursuant thereto to prevent the loan from being deemed to be a taxable distribution to the Participant.

                                  Article XXIII

                              TOP HEAVY PROVISIONS

        Sec. 23.1 Minimum Allocation Requirements. For any Year in which the Plan is a Top Heavy Plan, Employer contributions (excluding Employer contributions to Social and Salary Reduction Contributions made to the Plan for any Year under Section 7.2 and Matching Contributions included in the Contribution Percentage test for the Year under Section 5.1) and forfeitures which are allocated to any Employee who has satisfied the eligibility requirements of Section 2.1, without regard to whether he has elected to participate in the Plan pursuant to Section 2.2, and who on the last day of the Year is a Non-Key Employee shall not be less than the lesser of (i) three percent of such Participant's Annual Compensation [as defined in Section 8.2(f)] or (ii) the largest percentage of Employer contributions (including Salary Reduction Contributions and Matching Contributions), as a percentage of the amount of the Annual Compensation [as defined in Section 8.2(f)] of Participants who are Key Employees, but not in excess of the Compensation Limitation as defined in Section 1.5 allocated to any such Participant who is a Key Employee for that Year; provided, however, if an Employer maintains a defined benefit plan which designates this Plan to satisfy Section 401 or 410 of the Code, (ii) above shall not apply. No Employer contributions allocated to a Non-key Employee under this Section may be forfeited as a result of such Employee's withdrawal of his Salary Reduction Contributions under Section 15.5(d).

        Sec. 23.2 Adjustment to Limitation on Allocations. Notwithstanding the provisions of Sections 8.2(h)(ii)(A) and 8.2(i)(ii)(A), beginning with the first Year beginning after December 31, 1983 in which the Plan is a Top Heavy Plan, the following provisions shall be applicable to Section 8.2 of the Plan:



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

        (a) Section 8.2(h)(ii)(A) shall be revised by substituting "1.0" for "1.25" and the numerator of the fraction described in Section 8.2(h)(iv)(A) shall be revised by substituting "$41,500" for "$51,875" unless (i) the Plan would not be a Top Heavy Plan as defined in Section 23.3(f) if "90%" were substituted for 60% in such definition, and (ii) the minimum allocation requirements of Section 23.1 for a Participant who is a Non-Key Employee are satisfied and, in applying such provisions, "four percent" is substituted for "three percent;" and

        (b) Section 8.2(i)(ii)(A) shall be revised by substituting "1.0" for "1.25" unless (i) the Plan would not be a Top Heavy Plan as defined in
        Section 23.3(f) if "90%" were substituted for 60% in such definition, and (ii) the minimum benefit requirements of Section 416(h)(2)(A) of the Code are satisfied for all participants in the defined benefit pension plan who are Non-Key Employees.

        Sec. 23.3  Definitions.

        (a) "Determination Date" means for any Year the Anniversary Date of the preceding Year, or in the case of the first Year of the Plan, the Anniversary Date of that Year.

        (b) "Key Employee"  means, as of any  Determination  Date [as defined in
        Section 23.3(a)], any Employee or former Employee (or Beneficiary of such Employee) who, at any time during the Year which includes the Determination Date, or during the preceding four Years, is:

                (i)  an  officer  of any  Employer  having  Annual  Compensation
                greater  than  50%  of  the  amount  in  effect  under   Section
                415(b)(1)(A) of the Code for any such Year;

                (ii) one of the ten Employees having Annual Compensation from any Employer of more than the dollar limitation in effect under
                Section 415(c)(1)(A) of the Code and owning the largest interests in such Employer;

                (iii) a more than five percent owner of any Employer; or

                (iv) a more than one percent owner of any Employer having Annual Compensation from all Employers of more than $150,000.

        For purposes of this subsection (b), Annual Compensation shall mean annual compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Participant's gross income under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code. For purposes of subsection (b)(i), no more than 50 Employees (or, if lesser, the greater of three or ten percent of the Employees) shall be treated as officers. For purposes of subsection (b)(ii) above, if two

        Employees have the same interest in an Employer, the Employee having the greater Annual Compensation shall be treated as having the larger interest. The constructive ownership rules of Section 318 of the Code (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in each Employer.

        (c) "Non-Key Employee" means any Employee who is not a Key Employee.

        (d) "Permissive Aggregation Group" means the Required Aggregation Group plus any other qualified plans maintained by an Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

        (e) "Required Aggregation Group" means (i) each qualified plan of an Employer in which at least one Key Employee participates, and (ii) any other qualified plan of an Employer which enables a plan described in
        (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

        (f) "Top Heavy Plan" means the Plan for a Year beginning after December 31, 1983, if the Plan is the only plan maintained by an Employer and the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of the Individual Accounts of all Key Employees as of the Determination Date, the contributions due as of the Determination Date, and distributions made within the five-year period immediately preceding the Determination Date (including distributions under a terminated plan which if it had not been terminated would have been required to be included in an aggregation group), and the denominator of which is a similar sum determined for all Employees. The top heavy ratio shall be calculated without regard to (i) the Individual Account of a Participant who is not a Key Employee but who was a Key Employee in a prior Year,
        (ii) the Individual Account of any individual who has not performed any services for an Employer at any time during the five-year period ending on the Determination Date, and (iii) voluntary deductible Employee contributions, if any. The top heavy ratio, including distributions, rollover and transfers, to the extent such items must be taken into account, shall be calculated in accordance with Section 416 of the Code and the regulations thereunder. If an Employer maintains other qualified plans (including a simplified employee pension plan) or has ever maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, this Plan is top heavy for a Year beginning after December 31, 1983 only if it is part of the Required Aggregation Group, and the top heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group exceeds 60%. The top heavy ratio shall be calculated as described above, taking into account all plans within the aggregation group and with reference to

        Determination Dates that fall within the same calendar year; provided that if a defined benefit plan is included in the aggregation group, the present value of accrued benefits (instead of account balances) of participants in that plan shall be computed for purposes of calculating the top heavy ratio. The accrued benefit under a defined benefit plan in both the numerator and the denominator of the top heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date. The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code. The value of account balances and the present value of accrued benefits will be determined as of the most recent Allocation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the Treasury regulations thereunder for the first and second plan years of a defined benefit plan. The actuarial assumptions (interest rate and mortality only) used by the actuary under the defined benefit plan shall be used to calculate the present value of accrued benefits from the defined benefit plan.

        IN WITNESS WHEREOF, ENSCO International Incorporated, the Company, acting by and through its duly authorized officers, has caused this Agreement to be executed as of the day and year first above written.

                                            ENSCO INTERNATIONAL INCORPORATED



                                            By: /s/ WILLIAM S. CHADWICK. JR.
                                               --------------------------------
                                                    William S. Chadwick, Jr.

                                   LOAN POLICY
                                     FOR THE
                               ENSCO SAVINGS PLAN
                                     AND THE
                              DUAL DRILLING COMPANY
              EMPLOYEES TAX DEFERRED/THRIFT SAVINGS PLAN AND TRUST

ENSCO International Incorporated ("ENSCO") and DUAL Holding Company ("DUAL") hereby establish, effective January 1, 1998, the following loan policy pursuant to the provisions of Section 22.11 of the ENSCO Savings Plan and Section 8.4(j) of the Dual Drilling Company Employees Tax Deferred/Thrift Savings Plan and Trust (the "DUAL Savings Plan") (collectively the "Plans"). This loan policy is intended to form part of the Plans and satisfy the procedures of Department of Labor ("DOL") Regulation section 2550.408b-1(d), as clarified by DOL Advisory Opinion 89-30A. A "Participant," as defined below, may receive a loan under the Plans only as permitted by this loan policy. Pursuant to DOL regulations, a copy of this loan policy will be provided to each "Participant."

Administration of Loan Program. ENSCO and DUAL have appointed Brian Gifford to administer participant loans under the Plans (the "Loan Administrator"). The Loan Administrator may, from time to time, delegate certain ministerial or other nondiscretionary duties regarding the administration of the loan program to additional persons.

Loan Application and Terms. A "Participant" may apply for a loan from the Plans by completing a loan application and submitting it to the Loan Administrator. Subject to the limitations set forth below, a "Participant" may only have one
(1) loan outstanding under the ENSCO Savings Plan and/or the DUAL Savings Plan at any time during a calendar year. In addition, a "Participant" may only receive one (1) loan under the ENSCO Savings Plan and/or the DUAL Savings Plan during the calendar year. For purposes of this loan policy, the term "Participant" means an active participant, a former participant or beneficiary who is a "party in interest" [within the meaning of section 3(14) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")] or who is otherwise mandatorily eligible for plan loans under ERISA, the Internal Revenue Code of 1986, as amended (the "Code") or regulations and rulings promulgated thereunder.

All loans under the ENSCO Savings Plan and/or the DUAL Savings Plan shall be granted from the Participant's vested accounts under the applicable plan on a pro-rata basis in proportion to the size of the account in accordance with the applicable plan's most recently completed valuation. The funds from each vested account shall be withdrawn on a pro-rata basis from each of the investment funds in which the account is invested other than the ENSCO Company Stock Fund. All loans must be amortized in level payments at least quarterly over the term of the loan. Loan payments will be made through payroll deduction unless the Participant is on an unpaid leave of absence or his employment has terminated, in which case loan payments shall be made by check during such leave of absence. Each loan, by its terms, must be repaid within five (5) years except that loans for the purchase of a primary residence may have a term not to exceed ten (10) years.

Loan Approval. The Loan Administrator will approve loans on a uniform and nondiscriminatory basis without regard to a Participant's race, color, religion, age, sex or national origin, and Plan loans shall be available to all Participants on a reasonably equivalent basis.

Limitation on Loan Amount. No loan shall be granted by the Loan Administrator in an amount (when added to the outstanding balance of all other loans to the Participant under the Plans or any other plan maintained by ENSCO or its affiliates [within the meaning of sections 414(b), (c) or (m) of the Code]) in excess of the lesser of:

         (a) $50,000 minus the excess, if any, of the Participant's highest plan loan balance within the immediately preceding twelve (12) months, over the outstanding balance of loans from the Plans to the Participant on the date the loan is made, or

          (b) fifty percent (50%) of the Participant's vested accounts under the applicable plan.

Each loan under the ENSCO Savings Plan and/or the DUAL Savings Plan shall be made from the Participant's applicable plan accounts and the income or loss associated with the loan shall be allocated to the Participant's accounts. The minimum amount of any loan shall be $1,000.

Interest Rate. All loans shall be granted at a fixed interest rate equal to the prime rate of interest published in the Wall Street Journal plus one percent (1%) on the first working day of each month, unless such rate is not "reasonable" within the meaning of the DOL Regulations, in which case a reasonable rate of interest shall be used. Further, in the event that the interest rate charged by the Plans is limited by state usury law at a time when rates charged on similar loans by commercial lenders are not so limited, the Loan Administrator will suspend granting loans under the program until this situation changes.

Security for Loan. All loans granted under the ENSCO Savings Plan and/or the DUAL Savings Plan shall be secured with an irrevocable pledge and assignment of fifty percent (50%) of the Participant's vested accounts under the applicable plan, determined as of the date the loan is made. Such security shall be derived from the remainder of the Participant's vested accounts used to fund the loan on a pro-rata basis in proportion to the size of the account. The Loan Administrator shall take all actions it deems necessary, including requiring the Participant to execute additional documents to perfect the ENSCO Savings Plan's and/or the DUAL Savings Plan's security interest in the Participant's vested accounts.

Default. The Loan Administrator will treat this loan in default upon the occurrence of any of the following:

         (a) any scheduled loan payment remains unpaid more than ninety (90) days following the due date;










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






         (b) the making or furnishing of any representation or statement to the ENSCO Savings Plan or the DUAL Savings Plan by or on behalf of the Participant which proves to have been false in any material respect when made or furnished;

         (c) the making of any levy, seizure or attachment (other than a qualified domestic relations order) on the Participant's accounts used as collateral for the loan; or

         (d) the commencement of any proceeding under any bankruptcy or insolvency laws of, by or against the Participant.

The Participant will have the opportunity to take the following actions, as appropriate, (i) repay the loan, (ii) resume current status of the loan by paying any missed payment plus interest, or (iii) if distribution is available under the ENSCO Savings Plan or DUAL Savings Plan, as applicable, request distribution of the note. If the loan remains in default, the Loan Administrator will offset the Participant's vested accounts by the amount of the outstanding loan to the extent a distribution to the Participant is permissible under the ENSCO Savings Plan or DUAL Savings Plan, as applicable. The Loan Administrator will treat the note as repaid to the extent of any permissible offset. Pending final disposition of the loan, the Participant remains obligated for any unpaid principal and accrued interest.

Upon default of the loan, the Participant shall be deemed to have received a taxable distribution equal to the outstanding balance of the loan at the time of default in accordance with section 72(p) of the Code. In addition, if the Participant fails to make interest payments on the loan following such default and offset of the loan is not permissible, the Participant will be treated as having received a taxable distribution each year the loan remains outstanding equal to the amount of accrued interest for such year. Finally, to the extent that the ENSCO Savings Plan or DUAL Savings Plan, as applicable, may not foreclose immediately on security held by the Plan in the event of a default, the Loan Administrator and Trustee shall take whatever actions they deem necessary and appropriate to protect the security pending a foreclosure to prevent a loss of principal or interest from occurring with respect to the Plan's interest in the loan.

Acceleration of Loans Upon Termination of Employment. All loans shall be accelerated and immediately due and payable upon a Participant's termination of employment with the Employer [unless such Participant is a "party in interest" as defined in section 3(14) of ERISA or is otherwise mandatorily eligible for Plan loans under ERISA, the Code or regulations and rulings promulgated thereunder]. If a Participant does not repay the loan within thirty (30) days of his termination of employment, the Loan Administrator shall direct the Trustee to offset the vested portion of the Participant's accounts by the outstanding amount of the loan.

Compliance With Internal Revenue Code. No loans shall be granted, renewed, renegotiated or extended which at the time of such grant, renewal, renegotiation or extension would result in a loan being deemed to be a taxable distribution under section 72(p) of the Code.

IN WITNESS WHEREOF, ENSCO and DUAL have adopted the foregoing loan policy, effective as set forth above.





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



                                            ENSCO International Incorporated


Dated:  November 11, 1997                   By:  /s/ WILLIAM S. CHADWICK, JR.
                                                -----------------------------
                                                     William S. Chadwick, Jr.

                                            DUAL Holding Company


Dated:  November 11, 1997                   By:  /s/ WILLIAM S. CHADWICK, JR.
                                                -----------------------------
                                                     William S. Chadwick, Jr.





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